UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: OCTOBER 31

Date of reporting period: OCTOBER 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds SPECIAL FOCUS FIXED INCOME FUNDS Annual Report October 31, 2005 Current income potential from portfolios that invest in a variety of fixed income securities. Asset Management

Goldman Sachs Special Focus Fixed Income Funds GOLDMAN SACHS GLOBAL INCOME FUND GOLDMAN SACHS HIGH YIELD FUND GOLDMAN SACHS EMERGING MARKETS DEBT FUND The Global Income Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. The Fund is nondiversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The High Yield Fund invests in high yield, fixed income securities that, at the time of purchase, are noninvestment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issu ers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at al l. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. The Emerging Markets Debt Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting require ments than the markets of more developed countries. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is subject to concentration risk and it may subject the Fund to greater losses than if it were less concentrated in a particular country or region. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in t he price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. The Fund is nondiversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of thes e developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS What Distinguishes Goldman Sachs’ Fixed Income Investment Process? At Goldman Sachs Asset Management (GSAM), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework. A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture rela tive value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through: 1 RIGOROUS SECURITY SELECTION Assess relative value among securities and sectors Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio 2 PRECISE PORTFOLIO CONSTRUCTION Team approach to decision making Manage risk by avoiding significant sector and interest rate bets Caref ul management of yield curve strategies — while closely managing portfolio duration RESULT Fixed Income portfolios that: Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield Capitalize on GSAM’s industry renowned credit research capabilities Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS Global Income Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Global Income Fund during the one-year reporting period that ended October 31, 2005. Performance Review Over the one-year period that ended October 31, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.56%, 3.72%, 3.80%, 4.90% and 4.38%, respectively. These returns compare to the 4.64% cumulative total return of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index (hedged), over the same time period.* The Fund posted positive returns during the fiscal year. However, due to fees and expenses associated with the management of the Fund, certain classes of the Fund underperformed its unmanaged benchmark. Additional details about the factors affecting performance are discussed below. Market Review The flattening yield curve trend in the fixed income markets continued as shorter-term yields rose, while 30-year Treasury yields fell marginally over the fiscal year. The short end of the yield curve responded to the Federal Reserve Board’s (the “Fed”) 25-basis point measured rate increases over the year. The Fed raised rates from 1.75% to 3.75% over the period. Longer-dated U.S. Treasury bonds posted gains on the back of generally weaker growth data, a further deteriora tion in the Eurozone economic outlook, and rising crude oil prices. Investors seeking the safety of government debt, largely due to concerns of problems in the hedge fund sector and a Moody’s downgrade of Ford Motor Company and General Motors, also contributed to a Treasury bond rally in the second quarter of 2005. The short end of the European curve remained stable over the period while longer-dated European bonds rose due to continued soft economic data coming from the Eurozone region. Short-dated European bonds were relatively unchanged as concerns of accelerating inflation, strong growth in the money supply, and improving business sentiment surveys sparked concerns that the European Central Bank (the “ECB”) may raise rates towards the end of the period. However, the ECB kept rates unchanged during the reporting period. UK gilts rallied across the curve as the economic backdrop in the UK continued to remain poor, leaving the Monetary Policy Committee (the “MPC”) with little optio n but to halt its rate hike cycle in the fourth quarter of 2004. Following further weak data domestically, the MPC cut rates by 25 basis points to 4.5% at the beginning of August 2005. The extent to which higher oil prices had reduced spending and the risks to near-term economic growth were two key issues at the meeting. Market expectations of further rate cuts were fuelled by a downward revision to second quarter 2005 GDP, reducing reported UK economic growth from 1.8% to 1.5% year-over-year. * Unlike the Fund’s total return, the Index’s performance does not reflect any deduction for fees or expenses.

PORTFOLIO RESULTS Investment Objective The Fund seeks a high total return emphasizing current income, and, to a lesser extent, capital appreciation. Investment Strategies The Fund holds a global portfolio of high quality bonds that represents our best ideas in the world’s developed country bond markets. Strategies employed include the active management of interest rates, yield curve, country allocation, sector, security selection and currency management. T o the extent we find them effective instruments to manage the duration of the portfolio, and not for speculative purposes, the Fund may employ the use of derivatives, including financial futures, Eurodollar futures contracts and swaps. The Fund also makes use of currency forwards for the purpose of hedging non U.S. dollar exposures, as well as implementing active currency views. We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management t ool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, or changing interest rates. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views. Portfolio Positioning Our duration strategy is used to adjust the portfolio’s sensitivity to the overall level of interest rates. Thus, if the portfolio’s duration is shortened relative to the benchmark, the expectation would be for outperformance to occur in a rising yield environment. The Fund benefited mainly from its short U.S. duration position, as U.S. yields rose due to the Fed rate hikes over the period. The Fund’s short Japan duration position also added value, due to growing optimism about Japan’s long term growth outlook. In addition, speculation on the course of monetary policy over the next few months following comments from the Bank of Japan suggested that monetary easing could be scaled back. This served to pressure Japanese government bond prices. The Fund’s yield curve strategy detracted from results over the period, with the underperformance coming in the second quarter of 2005. In particular, the Fund’s Eurodollar steepener trade (an investment in the short end of the curve given a belief that yields in the long end of the curve will go up relatively higher than the short end of the curve) performed poorly following the flattening of the U.S. yield curve in Ma y and June 2005. Further rate hikes by the Fed saw yields at the short end pushed higher while a benign inflation outlook and stronger-than-expected buying of longer-term bonds kept longer-term yields low.

PORTFOLIO RESULTS The Fund’s country strategy added to performance over the period. In particular, we look to enhance results by holding overweight positions in markets that we believe will outperform and underweight positions in markets that we believe will underperform. The Fund benefited from its short U.S./long Europe and short UK/long Europe positions. U.S. and UK bonds underperformed European bonds on the back of relatively stronger economic data. An allocation to corporate bonds was also a positive contributor to performance. Global corporate spreads were roughly unchanged over the period, despite significant volatility in the second quarter 2005. Spreads initially widened following the downgrade of General Motors and Ford Motor Company in April and May to below investment grade. Following the downgrades, corporate spreads continued to move wider as hedge fund-related losses surfaced. However, these concerns turned out to be exaggerated, which led to spreads then narrowing. Autos remained in the headlines in the third quarter of 2005, as Moody’s downgraded Ford Motor Company and General Motors to high yield status. The Fund’s currency strategy was flat over the period. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Global Fixed Income Investment Management Team November 15, 2005

FUND BASICS

# Global Income Fund

*as of October 31, 2005*

Assets Under Management

$421.8 Million

NASDAQ SYMBOLS

Class A Shares

GSDTX

Class B Shares

GSDBX

Class C Shares

GSTCX

Institutional Shares

GSDUX

Service Shares

GSFSX

## PERFORMANCE REVIEW

| November 1, 2004–October 31, 2005 | Fund Total Return (based on NAV)[1] | J.P. Morgan Global Government Bond Index[2] | 30-Day Standardized Yield[3] |
|---|---|---|---|
| Class A | 4.56% | 4.64% | 2.19% |
| Class B | 3.72 | 4.64 | 1.54 |
| Class C | 3.80 | 4.64 | 1.54 |
| Institutional | 4.90 | 4.64 | 2.67 |
| Service | 4.38 | 4.64 | 2.16 |

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3] The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

## STANDARDIZED TOTAL RETURNS[4]

| For the period ended 9/30/05 | One Year | Five Years | Ten Years | Since Inception | Inception Date |
|---|---|---|---|---|---|
| Class A | 1.13% | 4.26% | 5.82% | 6.18% | 8/2/91 |
| Class B | -0.14 | 4.22 | N/A | 5.47 | 5/1/96 |
| Class C | 4.07 | 4.65 | N/A | 4.86 | 8/15/97 |
| Institutional | 6.31 | 5.85 | 6.93 | 7.09 | 8/1/95 |
| Service | 5.78 | 5.32 | 6.40[5] | 6.59[5] | 8/2/91 |

[4] **The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.**

**The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns.** Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5] Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

5

FUND BASICS CURRENCY ALLOCATION AS OF 10/31/05 6 Currency % of Portfolio Currency % of Portfolio Euro 48.2% Canadian Dollar 1.9% U.S. Dollar 26.3 Mexican Peso 1.2 Japanese Yen 14.6 Danish Krone 1.0 British Pound 4.0 Swedish Krona 0.5 Australian Dollar 2.1 Israeli Shekel 0.2 6 Figures represent a percentage of total market value. The Fund is actively managed and, as such, its composition may differ over time.

PORTFOLIO RESULTS High Yield Fund Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs High Yield Fund during the one-year reporting period that ended October 31, 2005. Performance Review Over the one-year period that ended October 31, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.10%, 4.31%, 4.32%, 5.50%, and 4.72%, respe ctively. These returns compare to the 3.77% cumulative total return of the Fund’s new benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped and the 4.08% cumulative total return of the Fund’s previous benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, over the same time period.* The Fund’s outperformance versus its benchmark was, in part, due to its overweight in B rated securities and an underweight in BB rated issues. In addition, the Fund benefited from an overweight in Chemicals, strength in the European market, and favorable corporate events. This was partially offset by the Fund’s underweight in Wireline Telecommunications, which rallied on the back of merger and acquisition activity, and our positioning in the Automotive industry. The Fund was overweight Autos prior to the downgrade of Ford and General Motors and then underweight once the bonds rebounded sharply in June. This hurt the Fund’s relative performance. In addition, raw material cost pressures continued to impact Plastic Packaging and Paper companies, which hurt Fund performance. These bonds came under additional pressure as Hurricane Katrina caused a further spike in resin and ene rgy costs. High Yield Market Review The high yield market was volatile during the fiscal year, with a strong rally reversing due to a sharp sell-off in March and April 2005. The market rallied through February 2005, led by strength in the riskier segments of the market, with spreads reaching their tightest levels in the past decade. The trend reversed in March as Standard & Poor’s said it was considering lowering General Motors’ bonds to high yield status. The Automotive industry ha s dictated the direction of the high yield market since March as investors were concerned over the possibility of General Motors and Ford drifting into high yield where, combined, they represent over 12% of the market. General Motors and Ford were downgraded to high yield in May and, since August, instability in the Automotive industry worsened due to record-high oil prices. However, General Motors’ securities have rallied almost 10% since the initial downgrade on hopes the company would sell all or pa rt of GMAC, its finance arm. The Auto Parts industry’s volatility has been further exacerbated by the bankruptcy filing of Delphi, as well as weakness at companies such as Delco Remy. Merger and acquisition activity accelerated during the reporting period, with the Telecommunications sector benefiting on the back of the announced mergers of Sprint and Nextel, Verizon and MCI, and American Tower and Spectrasite. The Chemicals sector has continued to outperform the overall high yield market, supported by positive earnings and a * Unlike the Fund’s total return, the Index’s performance does not reflect any deduction for fees or expenses.

PORTFOLIO RESULTS generally positive outlook from companies such as Lyondell Chemical. The European high yield market also faired well, supported by the slowly improving outlook in Germany and positive company results across a range of industries. Investment Objective The Fund seeks a high level of current income and may also consider the potential for capital appreciation. Investment Strategies In seeking to meet the Fund’s investment objective, we invest , under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in high yield, fixed income securities that, at the time of purchase, are non-investment grade. The Fund may invest in obligations of domestic and foreign issuers, which are denominated in currencies other than the U.S. dollar. The Fund typically uses derivatives, including currency forwards, primarily for the purpose of hedging currency exposure back to the base currency of the Fund. While t he Fund can use swaps, it does not generally do so. Portfolio Composition Our portfolio construction strategy continued to be driven by credit fundamentals. The Fund’s performance was enhanced due to an overweight in the B rated sector and strength in the European market. This was offset by the Fund’s Automotive and Telecommunications positioning. During the period, the Fund established a large position in Rexel, an electronics distributor, and SunGuard, a Technology company. Portfolio Highlights Safilo Capital International S.A. — Safilo, an Italian eyeglass manufacturer, has significantly turned around its business over the past t wo years. On the back of its improving fortunes, the company has announced plans to go public. Rhodia S.A. — Rhodia, a France-based specialty chemical company, reported improving earnings during the past year. The company has recently announced an equity offering to cut its debt. Goodman Global Holding Company, Inc. — Goodman Global is a manufacturer of residential HVAC (Heating, Ventilation, and Air Conditioning). We added to the Fund’s position during weakness in the Building Materials sect or as we believe the company is positioned to benefit from changing energy efficiency standards in air conditioning equipment. We thank you for your investment and look forward to your continued confidence. Goldman Sachs High Yield Investment Management Team November 15, 2005

FUND BASICS

# High Yield Fund

*as of October 31, 2005*

Assets Under Management

$2.0 Billion

NASDAQ SYMBOLS

Class A Shares

GSHAX

Class B Shares

GSHBX

Class C Shares

GSHCX

Institutional Shares

GSHIX

Service Shares

GSHSX

## PERFORMANCE REVIEW

| November 1, 2004–October 31, 2005 | Fund Total Return (based on NAV)[1] | Lehman Brothers U.S. Corporate High Yield Bond Index 2% Issuer Capped[2] | Lehman Brothers U.S. Corporate High Yield Bond Index[2] | 30-Day Standardized Yield[3] |
|---|---|---|---|---|
| Class A | 5.10% | 3.77% | 4.08% | 6.77% |
| Class B | 4.31 | 3.77 | 4.08 | 6.33 |
| Class C | 4.32 | 3.77 | 4.08 | 6.33 |
| Institutional | 5.50 | 3.77 | 4.08 | 7.48 |
| Service | 4.72 | 3.77 | 4.08 | 6.97 |

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] Effective June 1, 2005, the Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped replaced the Lehman Brothers U.S. Corporate High Yield Bond Index as the Fund's benchmark. The Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody's Investors Service). In the Investment Adviser's opinion, the Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3] The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

## STANDARDIZED TOTAL RETURNS[4]

| For the period ended 9/30/05 | One Year | Five Years | Since Inception | Inception Date |
|---|---|---|---|---|
| Class A | 3.20% | 7.12% | 5.87% | 8/1/97 |
| Class B | 1.93 | 6.86 | 5.69 | 8/1/97 |
| Class C | 6.37 | 7.33 | 5.75 | 8/15/97 |
| Institutional | 8.66 | 8.55 | 6.90 | 8/1/97 |
| Service | 7.85 | 7.96 | 6.34 | 8/1/97 |

**[4] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.**

**The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns.** Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS TOP 10 HOLDINGS AS OF 10/31/05 5 Company Line of Business % of Net Assets El Paso Corp. Utilities 3.5% MGM Mirage, Inc. Gaming 1.7 Qwest Corp. Telecommunications 1.4 Legrand S.A. Building Materials 1.2 Dex Media, Inc. Publishing 1.1 World Directories SARL Publishing 1.1 Rexel, Inc. Services Cyclical 1.0 Edison International Utilities 1.0 The Williams Cos., Inc. Utilities 1.0 Sprint Nextel Corporation Telecommunications 1.0 5 The top 10 holdings may not be representative of the Fund’s future investments. SECTOR ALLOCATION AS OF 10/31/05 6 Sector % of Portfolio Sector % of Portfolio Chemicals 7.5% Agriculture 1.1% Gaming 5.6 Retailers–Food and Drug 1.1 Utilities–Electric 4.9 Technology–Software/Services 1.1 Publishing 4.8 Services Cyclical–Rental Media–Cable 4.5 Equipment 1.0 Telecommunications–Cellular 4.3 Telecommunications–Satellites 1.0 Utilities–Pipelines 4.3 Automotive–OEM 0.9 Packaging 4.0 Consumer Products–Non Durable 0.9 Building Materials–Fixtures Building Materials 0.9 & Fittings 3.8 Textiles & Apparel 0.9 Short Term Investments 3.2 Machinery 0.8 Conglomerates 3.1 Defense 0.8 Health Care–Services 3.0 Services Cyclical–Consumer Automotive Parts 2.8 Services 0.7 Consumer Products– Media 0.7 Household & Leisure 2.8 Lodging 0.7 Paper 2.6 Retailers 0.6 Foods 2.3 Media–Broadcasting & Radio 0.5 Aerospace 2.1 Restaurants 0.4 Sovereign 2.1 Building Materials–Consumer 0.4 Telecommunications 1.9 Real Estate 0.4 Health Care–Pharmaceutical 1.7 Mining 0.3 Capital Goods 1.5 Energy–Services 0.3 Metals 1.4 Energy–Refining 0.3 Energy–E&P 1.3 Transportation 0.2 Entertainment & Leisure 1.3 Tobacco 0.2 Health Care–Medical Products 1.3 Finance 0.2 Services Cyclical– Automotive–Distributors 0.2 Distribution/Logistics 1.2 Airlines 0.2 Technology–Hardware 1.2 Utilities–Distribution 0.2 Consumer Products–Industrial 1.2 Energy–Coal 0.1 Environmental 1.1 Printing 0.1 6 Figures represent a percentage of total market value. The Fund is actively managed and, as such, its composition may differ over time.

GOLDMAN SACHS SPECIAL FOCUS FUNDS Emerging Markets Debt Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Emerging Markets Debt Fund for the one-year period that ended October 31, 2005. Performance Review Over the one-year period that ended October 31, 2005, the Fund’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of 16.48% and 17.01%, respectively. T hese returns compare to the 10.18% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, over the same time period.* The Fund’s security selections of local Argentine and local Mexican emerging market debt were the most significant contributors to excess returns over the fiscal year. Conversely, an underweight position in Colombia was the most significant detractor from returns over the same period. Market Review The J.P. Morgan EMBI Global Diversified Index returned a strong 10.18% over the 12-month period ended October 31, 2005. While emerging market spreads came off the all-time tight levels in September 2005, spreads still tightened a total of 176 basis points over the period. Emerging markets debt’s solid performance was due in part to ongoing demand for higher-yielding securities, favorably low global interest rates, and high commodity returns. Latin America outperformed all emerging regions, during the reporting period. This was due to improving fundamentals, an increase in reserves and a 19% increase in oil prices, as many Latin emergers are exporters of the commodity. Investment Objective The Fund seeks a high level of total return consisting of income and capital appre ciation. Investment Strategies In seeking to meet the Fund’s investment objective, we invest, under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in fixed income securities of issuers located in emerging countries. To the extent we find them effective instruments with which to manage certain of the portfolio’s risk exposures (e.g., duration and currency), the Fund may employ the use of derivatives, including options, futures, forwards, swaps and Eurodollar futures contracts. The Fund typically makes use of currency forwards for the purpose of hedging select currency exposure back to the base currency of the Fund. Since its inception, we believe the Fund’s exposure to derivatives has been an effective risk management tool for hedging duration and currency exposures as desired. * Unlike the Fund’s total return, the Index’ s performance does not reflect any deduction for fees or expenses.

PORTFOLIO RESULTS Portfolio Composition At the end of the reporting period, relative to its benchmark, the Fund held a sizable underweight position in Asia, neutral weight in Africa and the Middle East, a modest overweight to Europe, and a slight underweight in Latin America. The Fund remains well diversified across more than 25 countries and across all emerging market regions. At the end of the period, the portfolio’s largest overweight was in Argentina and its largest underweight was in Mexico. We continued to focus on relative value across countries, but believe overall valuations are tight. Fundamentally, we continue to see a fairly favorable external environment and healthy developments in key credits and across the broader market in general. We believe sustained or rising oil price levels should continue to support oil-exporting countries, which comprise over 40% of the emerging market debt index. Portfolio Highlights As mentioned, the Fund’s exposure to select local Argentine debt was the largest contributor to excess returns over the period. The Fund purchased Argentine debt when it defaulted and then benefited when the country recovered from the default. At that time, previously defaulted issues were exchanged for non-defaulted debt. Despite a significant underweight, security selection of local Mexican debt also contributed meaningfully to excess returns. Conversely, an underweight in Colombia detracted from results, as Colombian debt outperformed the Index’s returns over the reporting period. We thank you for your investment and look forward to your continued confidence. Goldma n Sachs Global Fixed Income Investment Management Team November 15, 2005

FUND BASICS Emerging Markets Debt Fund as of October 31, 2005 PERFORMANCE REVIEW [Graphic Appears Here] November 1, 2004– Fund Total Return J.P. Morgan EMBI Global 30-Day Standardized October 31, 2005 (based on NAV)1 Diversified Index2 Yield3 Class A 16.48% 10.18% 5.36% Institutional 17.01 10.18 5.98 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. 3 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. STANDARDIZED TOTAL RETURNS 4 For the period ended 9/30/05 One Year Since Inception Inception Date Class A 15.74% 15.87% 8/29/03 Institutional 21.65 18.93 8/29/03 4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charg e is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor 6;s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. COUNTRY ALLOCATION AS OF 10/31/05 5 Country % of Portfolio U.S. (Short-term Investments) 18.0% Argentina 12.0 Brazil 8.8 Russia 7.1 Turkey 6.9 Germany 5.8 Venezuela 5.5 Philip pines 4.6 Peru 4.0 Guatemala 3.4 Mexico 3.4 Ukraine 3.0 Nigeria 2.3 El Salvador 2.1 Country % of Portfolio Panama 2.0% Ecuador 1.9 Israel 1.6 Lebanon 1.4 Uruguay 1.3 Dominican Republic 1.2 Poland 1.2 Vietnam 0.8 Qatar 0.7 Ivory Coast 0.4 Indonesia 0.3 Jamaica 0.3 Croatia 0.0 5 Figures represent a percentage of total market value. The Fund is actively managed and, as such, its composition may differ over time.

 GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

October 31, 2005

The following graph shows the value, as of October 31, 2005, of a $10,000 investment made on August 1, 1995 in Institutional Class Shares of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the “JP Morgan GGB Index — $ Hedged”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of Class A, Class B, Class C, and Service Shares will vary from Institutional Class Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Global Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 1, 1995 to October 31, 2005.(a)(b)

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced August 2, 1991)
Excluding sales charges	6.44%	6.07%	4.99%	4.56%
Including sales charges	6.10%	5.59%	4.03%	-0.12%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.35%	n/a	4.39%	3.72%
Including contingent deferred sales charges	5.35%	n/a	3.97%	-1.47%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.72%	n/a	4.40%	3.80%
Including contingent deferred sales charges	4.72%	n/a	4.40%	2.76%

Institutional Class (commenced August 1, 1995)	6.97%	6.69%	5.59%	4.90%

Service Class (commenced March 12, 1997)	6.50%	6.16%	5.07%	4.38%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
(b)	The value of a $10,000 investment for the Institutional Shares in the Fund for the 10-year period ended October 31, 2005 is $19,122 assuming reinvestment of dividends. For comparative purposes the J.P. Morgan GGB Index — $ Hedged is $19,696 for the same period.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments

October 31, 2005

Principal	Interest	Maturity
Amount*	Rate	Date
			Value
Foreign Sovereign Debt Obligations – 57.6%

Australian Dollar – 1.8%
Australia Government Bond
AUD9,550,000	6.00%	02/15/2017	$7,431,204

British Pound – 3.3%
United Kingdom Treasury
GBP 1,500,000	5.00%	03/07/2008	$2,695,620
850,000	4.75	06/07/2010	1,531,159
40,000	8.00	09/27/2013	87,981
2,530,000	5.00	09/07/2014	4,692,599
1,300,000	8.75	08/25/2017	3,232,704
650,000	5.00	03/07/2025	1,254,461
350,001	4.25	06/07/2032	619,378

			$14,113,902

Canadian Dollar – 1.6%
Government of Canada
CAD 3,600,000	6.00%	06/01/2008	$3,221,224
930,000	5.00	06/01/2014	837,032
2,500,000	5.75	06/01/2029	2,542,185

			$6,600,441

Danish Krone – 0.9%
Kingdom of Denmark
DKK20,000,000	6.00%	11/15/2009	$3,590,169

Euro – 37.3%
Federal Republic of Germany
EUR7,800,000	5.25%	01/04/2008	$9,842,649
9,250,000	3.75	01/04/2015	11,425,950
500,000	6.25	01/04/2024	801,374
3,900,000	4.75	07/04/2028	5,367,893
14,850,000	5.50	01/04/2031	22,777,631
Government of France
7,300,000	5.25	04/25/2008	9,259,531
29,700,000	5.50	04/25/2010	39,373,301
18,100,000	5.00	04/25/2012	24,041,143
3,400,000	3.50	04/25/2015	4,110,315
1,800,000	8.50	10/25/2019	3,321,047
2,150,000	5.75	10/25/2032	3,425,883
Kingdom of Spain
3,000,000	6.00	01/31/2008	3,850,825
2,950,000	4.20	07/30/2013	3,764,082
800,000	5.75	07/30/2032	1,273,439
Kingdom of The Netherlands
2,850,000	3.75	07/15/2009	3,525,042
1,800,000	4.25	07/15/2013	2,301,828
Republic of Italy
3,200,000	6.75	07/01/2007	4,088,640
3,650,000	5.50	11/01/2010	4,867,292

			$157,417,865

Israeli Shekel – 0.2%
Government of Israel
ILS 2,650,000	7.50%	03/31/2014	$618,733

Japanese Yen – 10.9%
Government of Japan
JPY3,295,000,000	0.90%	12/22/2008	$28,667,830
JPY1,000,000,000	1.30	06/20/2012	8,677,322
1,040,000,000	1.90	03/20/2024	8,805,997

			$46,151,149

Mexican Peso – 1.2%
United Mexican States
MXN49,400,000	8.00%	12/19/2013	$4,339,223
$800,000	7.50	04/08/2033	912,000

			$5,251,223

Swedish Krona – 0.4%
Kingdom of Sweden
SEK11,000,000	6.75%	05/05/2014	$1,740,041

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $247,866,741)			$242,914,727

Corporate Bonds – 10.3%

Banks – 3.4%
Banca Popolare di Bergamo Capital Trust(a)(b)
EUR1,180,000	8.36%	02/15/2011	$1,699,975
Bank of America Corp.
$150,000	7.25	10/15/2025	175,459
BCI US Funding Trust II(a)(b)
EUR870,000	3.78	07/15/2008	1,068,718
Citicorp
$100,000	7.20	06/15/2007	103,606
DEM4,500,000	6.25	09/19/2009	3,028,061
Citigroup, Inc.
$1,250,000	6.75	12/01/2005	1,252,713
Credit Suisse First Boston London(a)(b)(c)
$1,330,000	7.90	05/01/2007	1,383,591
Instituto de Credito Oficial MTN
$2,100,000	4.63	10/26/2010	2,085,615
Merita Bank Ltd.
$1,010,000	6.50	04/01/2009	1,056,516
National Westminster Bank PLC(a)(b)
$370,000	7.75	10/16/2007	388,333
Resona Bank Ltd. MTN(a)
EUR1,180,000	3.75	04/15/2015	1,415,631
Schieneninfrastructurfinanzierungs-Gesellschaft M.B.H. MTN
$760,000	4.63	11/21/2013	745,788

			$14,404,006

Capital Goods – 0.5%
Bombardier, Inc.(c)
250,000	6.30%	05/01/2014	$216,250
360,000	7.45	05/01/2034	298,800
Tyco International Group SA
EUR1,440,000	6.13	04/04/2007	1,800,839

			$2,315,889

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount*	Rate	Date
			Value
Corporate Bonds – (continued)
Consumer Cyclicals – 0.5%
Ford Motor Credit Co.
$530,000	6.88%	02/01/2006	$529,727
General Motors Acceptance Corp.
EUR450,000	7.00	11/15/2005	539,845
230,000	4.00	02/09/2006	275,393
520,000	5.75	02/14/2006	625,507

			$1,970,472

Consumer Noncyclical – 0.4%
Imperial Tobacco Overseas BV
$1,410,000	7.13%	04/01/2009	$1,488,551

Energy – 0.9%
FirstEnergy Corp.
170,000	5.50%	11/15/2006	$171,058
NGG Finance PLC
EUR1,520,000	5.25	08/23/2006	1,858,545
TXU Corp. Series O
$2,060,000	4.80	11/15/2009	1,952,161

			$3,981,764

Financial Companies – 1.8%
Countrywide Home Loan MTN
710,000	4.25%	12/19/2007	$699,791
KFW International Finance, Inc.
JPY600,000,000	2.05	09/21/2009	5,438,634
PHH Corp.
$1,233,000	6.00	03/01/2008	1,241,966

			$7,380,391

Insurance – 0.7%
CNA Financial Corp.
420,000	6.60%	12/15/2008	$435,561
Endurance Specialty Holdings Ltd.
20,000	7.00	07/15/2034	19,991
Prudential Insurance Co. of America
1,900,000	6.38	07/23/2006	1,920,241
SL Finance PLC(a)
EUR540,000	6.38	07/12/2022	737,675

			$3,113,468

Telecommunications – 1.9%
AT&T Corp.(a)
EUR230,000	7.75%	11/21/2006	$287,184
Bell Atlantic New Jersey, Inc.
$65,000	8.00	06/01/2022	72,992
Clear Channel Communications, Inc.
900,000	8.00	11/01/2008	958,675
Comcast Cable Communications
1,900,000	8.38	05/01/2007	1,990,556
Comcast Cable Communications Holdings, Inc.
170,000	9.46	11/15/2022	220,188
Cox Communications, Inc.
1,460,000	4.63	01/15/2010	1,408,540
Deutsche Telekom International Finance BV(a)
230,000	8.75	06/15/2030	284,742
Sprint Capital Corp.
1,260,000	4.78	08/17/2006	1,259,446
Verizon Global Funding Corp.
1,380,000	6.13	06/15/2007	1,406,258

			$7,888,581

Transportation – 0.2%
OeBB Infrastruktur Bau AG
810,000	4.75%	10/28/2013	$797,444

TOTAL CORPORATE BONDS
(Cost $41,952,074)			$43,340,566

Asset-Backed Securities(a) – 1.2%

Mortgage – 1.2%
Countrywide Home Equity Loan Trust Series 2004-Q, Class 2A
$2,043,518	4.42%	12/15/2033	$2,047,032
First Horizon ABS Trust Series 2004-HE3, Class A
1,789,997	4.33	10/25/2034	1,795,270
Fremont Home Loan Trust Series 2004-4, Class 2A2
1,360,000	4.32	03/25/2035	1,361,306

TOTAL ASSET-BACKED SECURITIES
(Cost $5,193,515)			$5,203,608

Mortgage-Backed Obligations(a) – 0.7%

Home Equity – 0.7%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
$778,068	4.41%	10/25/2034	$780,014
Sequoia Mortgage Trust Series 2004-10, Class A3A
2,294,416	4.69	11/20/2034	2,294,212

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $3,072,485)			$3,074,226

U.S. Treasury Obligations – 10.7%

Sovereign – 10.7%
United States Treasury Bonds
$6,150,000	7.50%	11/15/2024	$8,174,697
3,670,000	6.25	05/15/2030	4,434,391
United States Treasury Inflation Protected Securities(d)
6,309,688	1.88	07/15/2015	6,245,606
United States Treasury Notes
19,400,000	4.00	03/15/2010	19,042,303
7,550,000	4.00	02/15/2015	7,219,393

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $43,079,688)			$45,116,390

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date
			Value
Agency Debentures – 3.3%

Federal Home Loan Bank
$12,000,000	3.75%	09/28/2006	$11,901,780
Federal Home Loan Mortgage Corp.
850,000	3.55	11/15/2007	832,416
Federal National Mortgage Association
1,450,000	3.55	11/16/2007	1,418,912

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,278,585)			$14,153,108

	Exercise	Expiration
Contracts	Rate	Date	Value

Options Purchased – 0.1%

Cross Currency Option Call MXN 88,776,000 Put JPY 949,903,200	10.70	11/29/2005	$48,086
Cross Currency Option Call MXN 81,538,000 Put JPY 900,994,900	11.05	11/14/2005	2,268
Cross Currency Option Call MXN 89,045,000 Put JPY 912,711,250	10.25	11/14/2005	293,088
Cross Currency Option Put EUR 1,612,000 Call MXN 20,504,640	12.72	12/12/2005	4,637
Cross Currency Option Put EUR 1,986,000 Call CZK 58,189,800	29.30	11/03/2005	131

TOTAL OPTIONS PURCHASED
(Cost $77,467)			$348,210

Principal	Interest	Maturity
Amount*	Rate	Date
			Value
Short-Term Obligation – 14.7%

State Street Bank & Trust Euro – Time Deposit
$61,826,000	3.45%	11/01/2005	$61,826,000
(Cost $61,826,000)

TOTAL INVESTMENTS – 98.6%
(Cost $417,346,555)			$415,976,835

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency		Description

AUD	=	Australian Dollar
CAD	=	Canadian Dollar
CZK	=	Czech Koruna
DEM	=	German Mark
DKK	=	Danish Krone
EUR	=	Euro
GBP	=	British Pound
ILS	=	Israeli Shekel
JPY	=	Japanese Yen
MXN	=	Mexican Peso
SEK	=	Swedish Krona

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2005.

(b)	Perpetual Maturity. Maturity date presented represents the next call date.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities have been determined to be illiquid by the Investment Adviser. Total market value of illiquid Rule 144A securities amounts to $1,898,641, which represents approximately 0.5% of net assets as of October 31, 2005.

(d)	Treasury Inflation Protected Securities – a Treasury note or bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index.

Investment Abbreviation:
MTN	–	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)

October 31, 2005

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contracts	Date	Settlement Date	Current Value	Gain	Loss

Australian Dollar	12/21/2005	$35,642,432	$34,870,266	$—	$772,166
Canadian Dollar	12/21/2005	15,802,000	15,808,774	6,774	—
Canadian Dollar	12/21/2005	17,966,000	17,805,718	—	160,282
Chilean Peso	11/02/2005	1,050,408	1,043,651	—	6,757
Chilean Peso	11/07/2005	597,360	586,111	—	11,249
Chilean Peso	12/07/2005	378,360	372,225	—	6,135
Chilean Peso	12/09/2005	378,406	375,666	—	2,740
Chilean Peso	12/15/2005	528,000	522,291	—	5,709
Chilean Peso	01/11/2006	841,000	838,585	—	2,415
Chilean Peso	01/13/2006	903,740	875,573	—	28,167
Chilean Peso	01/24/2006	312,998	307,402	—	5,596
Czech Koruna	12/21/2005	211,000	212,291	1,291	—
Czech Koruna	12/21/2005	705,496	693,058	—	12,438
Euro	11/30/2005	346,937	341,980	—	4,957
Euro	12/21/2005	27,073,222	26,774,470	—	298,752
British Pound	12/21/2005	29,151,640	28,452,735	—	698,905
Hungarian Forint	12/12/2005	7,096,817	7,028,898	—	67,919
Hungarian Forint	12/21/2005	1,055,000	1,066,701	11,701	—
Hungarian Forint	12/21/2005	845,883	812,119	—	33,764
Iceland Krona	12/21/2005	2,222,129	2,268,342	46,213	—
Israeli Shekel	12/21/2005	1,240,117	1,209,614	—	30,503
Japanese Yen	12/21/2005	9,873,632	9,504,848	—	368,784
Mexican Peso	12/21/2005	1,814,560	1,832,208	17,648	—
Mexican Peso	12/21/2005	2,159,266	2,158,460	—	806
Norwegian Krone	12/21/2005	13,870,000	13,958,699	88,699	—
Norwegian Krone	12/21/2005	27,315,333	26,819,026	—	496,307
Polish Zloty	12/13/2005	3,281,332	3,264,887	—	16,445
Polish Zloty	12/21/2005	912,000	888,343	—	23,657
Russian Ruble	11/04/2005	864,000	861,907	—	2,093
Russian Ruble	11/09/2005	576,072	574,797	—	1,275
Russian Ruble	11/22/2005	2,727,000	2,721,741	—	5,259
Russian Ruble	12/13/2005	251,273	247,656	—	3,617
Russian Ruble	01/12/2006	716,831	717,263	432	—
Singapore Dollar	12/21/2005	5,391,749	5,338,599	—	53,150
Slovakian Koruna	12/21/2005	2,202,979	2,125,439	—	77,540
South African Rand	12/21/2005	2,619,980	2,525,216	—	94,764
South Korean Won	11/01/2005	1,528,955	1,515,596	—	13,359
South Korean Won	11/04/2005	762,750	744,282	—	18,468
South Korean Won	11/08/2005	508,000	491,735	—	16,265
South Korean Won	11/14/2005	557,000	554,058	—	2,942
South Korean Won	11/16/2005	888,340	899,840	11,500	—
South Korean Won	11/16/2005	908,230	891,395	—	16,835
South Korean Won	12/01/2005	1,051,000	1,048,900	—	2,100
South Korean Won	01/10/2006	620,000	618,207	—	1,793
South Korean Won	01/13/2006	620,000	618,528	—	1,472

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contracts	Date	Settlement Date	Current Value	Gain	Loss

Swedish Krona	12/21/2005	$17,159,000	$16,537,516	$—	$621,484
Swiss Franc	12/21/2005	4,097,000	4,099,973	2,973	—
Swiss Franc	12/21/2005	31,105,000	30,757,911	—	347,089
Taiwan Dollar	11/15/2005	737,000	729,891	—	7,109
Taiwan Dollar	11/22/2005	516,500	492,099	—	24,401
Taiwan Dollar	11/23/2005	1,583,873	1,563,210	—	20,663
Taiwan Dollar	12/29/2005	907,230	899,507	—	7,723
Taiwan Dollar	01/17/2006	677,000	677,910	910	—
Taiwan Dollar	01/20/2006	488,000	488,376	376	—
Taiwan Dollar	01/23/2006	1,498,000	1,501,058	3,058	—
Thailand Baht	11/07/2005	182,000	184,346	2,346	—
Thailand Baht	11/21/2005	468,000	468,993	993	—
Thailand Baht	11/29/2005	248,000	248,600	600	—
Thailand Baht	12/27/2005	191,000	191,295	295	—
Thailand Baht	01/20/2006	917,000	918,560	1,560	—
Yuan Renminbi	02/09/2006	1,320,000	1,315,550	—	4,450
Yuan Renminbi	02/10/2006	120,230	120,219	—	11

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$288,584,060	$284,383,114	$197,369	$4,398,315

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Australian Dollar	12/21/2005	$24,420,000	$23,934,725	$485,275	$—
Australian Dollar	01/18/2006	7,577,475	7,550,829	26,646	—
Canadian Dollar	12/21/2005	12,717,000	12,637,649	79,351	—
Canadian Dollar	12/21/2005	3,942,000	3,952,996	—	10,996
Canadian Dollar	01/06/2006	6,576,092	6,530,913	45,179	—
Chilean Peso	11/02/2005	1,048,927	1,043,651	5,276	—
Chilean Peso	11/07/2005	427,364	421,963	5,401	—
Chilean Peso	12/07/2005	451,000	450,729	271	—
Chilean Peso	12/09/2005	454,000	453,965	35	—
Chilean Peso	12/15/2005	714,000	703,526	10,474	—
Chilean Peso	01/11/2006	481,080	482,348	—	1,268
Chilean Peso	01/13/2006	890,000	874,190	15,810	—
Czech Koruna	12/21/2005	778,102	758,693	19,409	—
Danish Krone	12/20/2005	3,878,705	3,812,728	65,977	—
Euro	11/30/2005	176,014,806	176,567,896	—	553,090
Euro	12/21/2005	39,713,649	39,123,325	590,324	—
Euro	12/21/2005	15,132,508	15,207,579	—	75,071
British Pound	11/18/2005	13,104,528	12,826,421	278,107	—
British Pound	11/18/2005	1,249,625	1,261,912	—	12,287
British Pound	12/21/2005	22,190,900	21,724,907	465,993	—
British Pound	12/21/2005	5,310,321	5,365,664	—	55,343
Hungarian Forint	12/12/2005	7,165,472	6,821,334	344,138	—
Hungarian Forint	12/21/2005	738,000	741,854	—	3,854

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
October 31, 2005

ADDITIONAL INVESTMENT INFORMATION (continued)

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Iceland Krona	12/21/2005	$693,000	$712,952	$—	$19,952
Israeli Shekel	12/21/2005	393,000	386,935	6,065	—
Israeli Shekel	01/26/2006	675,049	674,917	132	—
Japanese Yen	11/25/2005	53,059,181	52,638,795	420,386	—
Japanese Yen	12/21/2005	25,193,370	24,396,629	796,741	—
Mexican Peso	12/21/2005	4,169,284	4,191,827	—	22,543
Mexican Peso	01/18/2006	4,055,614	4,092,565	—	36,951
Norwegian Krone	12/21/2005	7,923,000	7,773,848	149,152	—
Polish Zloty	12/13/2005	4,645,475	4,444,329	201,146	—
Polish Zloty	12/21/2005	977,935	952,161	25,774	—
Russian Ruble	11/04/2005	861,000	860,873	127	—
Russian Ruble	11/04/2005	1,061,000	1,062,887	—	1,887
Russian Ruble	11/09/2005	713,000	714,693	—	1,693
Russian Ruble	11/22/2005	1,538,000	1,540,289	—	2,289
Russian Ruble	12/13/2005	245,541	247,656	—	2,115
Russian Ruble	01/12/2006	400,000	401,555	—	1,555
Singapore Dollar	12/21/2005	17,809,169	17,684,499	124,670	—
South African Rand	12/21/2005	2,989,000	2,900,957	88,043	—
South Korean Won	11/01/2005	1,528,154	1,515,596	12,558	—
South Korean Won	11/04/2005	784,358	774,248	10,110	—
South Korean Won	11/08/2005	525,000	520,104	4,896	—
South Korean Won	11/14/2005	570,000	572,232	—	2,232
South Korean Won	11/16/2005	1,069,740	1,044,311	25,429	—
South Korean Won	11/16/2005	297,000	298,199	—	1,199
South Korean Won	01/10/2006	350,000	353,753	—	3,753
South Korean Won	01/13/2006	886,000	894,770	—	8,770
Swedish Krona	12/19/2005	1,487,879	1,433,574	54,305	—
Swedish Krona	12/21/2005	39,749,960	38,301,762	1,448,198	—
Swiss Franc	12/21/2005	24,065,306	23,513,135	552,171	—
Swiss Franc	12/21/2005	9,215,000	9,285,903	—	70,903
Taiwan Dollar	11/15/2005	3,772,000	3,746,740	25,260	—
Taiwan Dollar	11/22/2005	524,198	510,592	13,606	—
Taiwan Dollar	11/23/2005	1,588,000	1,563,210	24,790	—
Taiwan Dollar	12/14/2005	76,000	73,956	2,044	—
Taiwan Dollar	12/15/2005	780,796	764,136	16,660	—
Taiwan Dollar	01/17/2006	744,000	749,755	—	5,755
Taiwan Dollar	01/20/2006	576,000	580,921	—	4,921
Taiwan Dollar	01/23/2006	1,461,692	1,473,490	—	11,798

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$562,428,255	$556,898,551	$6,439,929	$910,225

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

				Unrealized
Open Forward Foreign Currency	Expiration	Purchase	Sale
Cross Contracts (Purchase/Sale)	Date	Current Value	Current Value	Gain	Loss

Czech Koruna/ Euro	12/21/2005	$765,309	$774,875	$9,566	$—
	12/21/2005	774,875	758,693	—	16,182
Euro/ Hungarian Forint	12/21/2005	945,991	960,592	14,601	—
	12/21/2005	960,592	950,563	—	10,029
Euro/ Iceland Krona	12/21/2005	1,170,906	1,164,842	—	6,064
	12/21/2005	1,194,091	1,170,906	—	23,185
Euro/ Norwegian Krone	12/21/2005	1,243,654	1,242,762	—	892
	12/21/2005	1,242,762	1,231,906	—	10,856
Euro/ Polish Zloty	12/21/2005	5,728,993	5,756,624	27,631	—
	12/21/2005	5,756,624	5,744,963	—	11,661
Euro/ Slovakian Koruna	12/21/2005	4,398,833	4,422,058	23,225	—
	12/21/2005	4,422,058	4,412,175	—	9,883
Hungarian Forint/ Euro	12/21/2005	871,348	913,845	42,497	—
	12/21/2005	913,845	851,442	—	62,403
Iceland Krona/ Euro	12/21/2005	478,340	480,112	1,772	—
	12/21/2005	480,112	477,566	—	2,546
Polish Zloty/ Euro	12/21/2005	7,543,870	7,684,627	140,757	—
	12/21/2005	7,684,627	7,464,448	—	220,179
Slovakian Koruna/ Euro	12/21/2005	4,275,077	4,383,948	108,871	—
	12/21/2005	4,383,948	4,208,055	—	175,893
South African Rand/ Euro	12/21/2005	1,186,235	1,196,858	10,623	—
	12/21/2005	1,196,858	1,186,309	—	10,549

TOTAL OPEN FORWARD FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/ SALE)		$57,618,948	$57,438,169	$379,543	$560,322

FUTURES CONTRACTS — At October 31, 2005 the following futures contracts were open as follows:

	Number of Contracts	Settlement		Unrealized
Type	Long/(Short)	Month	Market Value	Gain (Loss)

2-Year U.S. Treasury Notes	(159)	December 2005	$(32,627,297)	$176,406
Euro-Bobl	(88)	December 2005	(11,888,913)	24,688
10-Year U.S. Treasury Notes	46	December 2005	4,988,844	(10,062)
Eurodollar	110	December 2005	26,268,000	(66,813)
Euro-Bund	(104)	December 2005	(15,009,006)	153,749
Euro-Schatz	313	December 2005	39,655,272	(108,196)
5-Year U.S. Treasury Notes	(801)	December 2005	(84,818,391)	506,313
10-Year Australian Bonds	9	December 2005	5,097,771	(23,733)
10-Year Japanese Bonds	(17)	December 2005	(20,021,476)	243,879
U.S. Long Bonds	190	December 2005	21,274,063	(349,094)

			$(67,081,133)	$547,137

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
October 31, 2005

 GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2005, the Fund had outstanding swap contracts with the following terms:

				Rate Type

		Notional		Payments	Payments
	Swap	Amount	Termination	received by	made by	Unrealized
Swap Type	Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)

Interest Rate	Merrill Lynch Capital Markets Bank Ltd. (Dublin)	CAD10,200	07/15/2010	3 month CDOR Floating	3.64%	$134,476
Interest Rate	Merrill Lynch Capital Markets Bank Ltd. (Dublin)	CAD10,300	07/15/2010	3 month CDOR Floating	3.64%	134,423
Interest Rate	Merrill Lynch Capital Markets Bank Ltd. (Dublin)	USD6,600	07/19/2010	4.40%	3 month LIBOR Floating	(71,486)
Interest Rate	Merrill Lynch Capital Markets Bank Ltd. (Dublin)	USD6,600	07/19/2010	4.40%	3 month LIBOR Floating	(129,948)

TOTAL						$67,465

CDOR  — Canadian Dollar Offered Rate

LIBOR — London Interbank Offered Rate

WRITTEN OPTIONS — For the year ended October 31, 2005, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding October 31, 2004	4,980	$26,868

Contracts written	192,081	302,079
Contracts expired	(26,478)	(164,449)

Contracts Outstanding October 31, 2005	170,583	$164,498

At October 31, 2005, the Fund had outstanding written options as follows:

	Exercise
Type	Rate	Expiration Date	Value

Cross Currency Option
Call MXN 89,045,000
Put JPY 912,711,250	10.25	11/14/2005	$(293,088)
Cross Currency Option
Call MXN 81,538,000
Put JPY 900,994,900	11.05	11/14/2005	(2,268)

(Premiums Received $164,498)			$(295,356)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

October 31, 2005

The following graph shows the value, as of October 31, 2005, of a $10,000 investment made on August 1, 1997 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark (since June 1, 2005), the Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped, as well as the former index, the Lehman Brothers U.S. Corporate High Yield Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

High Yield Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 1, 1997 to October 31, 2005.

Average Annual Total Return through October 31, 2005	Since Inception	Five Years	One Year

Class A (commenced August 1, 1997)
Excluding sales charges	6.28%	8.62%	5.10%
Including sales charges	5.69%	7.61%	0.38%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	5.50%	7.83%	4.31%
Including contingent deferred sales charges	5.50%	7.39%	-0.90%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.54%	7.84%	4.32%
Including contingent deferred sales charges	5.54%	7.84%	3.27%

Institutional Class (commenced August 1, 1997)	6.68%	9.03%	5.50%

Service Class (commenced August 1, 1997)	6.13%	8.47%	4.72%

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

October 31, 2005

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – 90.7%

Aerospace – 2.0%
Aero Invest 1 S.A. (CCC+)(a)(b)(c)
EUR1,188,728	10.63%		03/01/2006	$1,413,947
2,113,294	10.63	(d)	03/01/2006	2,513,682
Argo Tech Corp. (B/ B3)(b)
$3,000,000	9.25		06/01/2008	3,019,208
Aspropulsion Capital B.V. (CCC+)
EUR5,000,000	9.63		10/01/2013	6,801,205
BE Aerospace, Inc. (B+/ B3)
$1,000,000	8.50		10/01/2010	1,082,500
BE Aerospace, Inc. (B-/ Caa2)
1,000,000	8.00		03/01/2008	1,000,000
2,000,000	8.88		05/01/2011	2,095,000
K&F Acquisition, Inc. (B-/ Caa1)
7,000,000	7.75		11/15/2014	7,000,000
MTU Aero Engines (B+/ Ba3)
EUR2,127,273	8.25		04/01/2014	2,906,351
Sequa Corp. (BB-/ B1)
$4,000,000	9.00		08/01/2009	4,165,000
Standard Aero Holdings, Inc. (B-/ Caa1)
3,000,000	8.25		09/01/2014	2,850,000
TD Funding Corp. (B-/ B3)
4,000,000	8.38		07/15/2011	4,170,000
Vought Aircraft Industries, Inc. (B-/ B2)
2,000,000	8.00		07/15/2011	1,895,000

				$40,911,893

Agriculture – 1.1%
American Seafoods Group LLC (B-/ B3)
4,000,000	10.13%		04/15/2010	$4,240,000
Land O’ Lakes, Inc. (B/ B3)
5,500,000	8.75		11/15/2011	5,761,250
Land O’ Lakes, Inc. (BB-/ B2)
1,000,000	9.00		12/15/2010	1,095,000
Swift & Co. (B/ B3)
5,000,000	12.50		01/01/2010	5,375,000
Swift & Co. (B+/ B2)
3,000,000	10.13		10/01/2009	3,150,000
United Agri Products, Inc. (B/ B1)(b)
1,808,000	8.25		12/15/2011	1,898,400

				$21,519,650

Airlines – 0.2%
Continental Airlines, Inc. (B/ B3)
3,000,000	7.57%		12/01/2006	$2,615,963
Northwest Airlines Corp. (D/ C)(e)
1,364,000	10.00		02/01/2009	381,920

				$2,997,883

Automotive – Distributor – 0.2%
Keystone Automotive Operations, Inc. (B-/ B3)
4,000,000	9.75%		11/01/2013	$3,880,000

Automotive – OEM – 0.9%
Ford Motor Credit Co. (BB+/ Baa3)
2,000,000	7.00%		10/01/2013	$1,834,600
General Motors Acceptance Corp. (BB/ Ba1)
$2,000,000	7.25		03/02/2011	1,964,740
9,500,000	6.88		09/15/2011	9,211,380
500,000	6.75		12/01/2014	478,660
3,500,000	8.00		11/01/2031	3,606,120
GMAC Canada Ltd. (BB/ Ba1)
GBP500,000	6.63		12/17/2010	854,025

				$17,949,525

Automotive Parts – 2.7%
Accuride Corp. (B-/ B3)
$3,000,000	8.50%		02/01/2015	$2,835,000
Advanced Accessory Systems (CCC-/ Caa2)
3,000,000	10.75		06/15/2011	2,565,000
Affinia Group, Inc. (CCC+/ Caa1)(d)
3,500,000	9.00		11/30/2014	2,668,750
Dana Corp. (BB/ Ba2)
1,000,000	9.00		08/15/2011	870,000
500,000	5.85		01/15/2015	370,000
Delco Remy International, Inc. (CCC-/ Caa1)
1,000,000	9.38	(b)	04/15/2008	430,000
3,250,000	11.00		05/01/2009	1,568,125
Foamex LP(e)
750,000	10.75		04/01/2009	532,500
LucasVarity PLC
GBP3,400,000	10.88		07/10/2020	7,672,947
Navistar International Corp. (BB-/ Ba3)
$2,750,000	9.38		06/01/2006	2,805,000
Schefenacker AG (CCC/ Caa1)
EUR2,750,000	9.50		02/11/2014	2,241,102
Teksid Aluminium (CCC-/ Caa1)
750,000	11.38		07/15/2011	773,000
Tenneco Automotive, Inc. (B-/ B2)
$2,000,000	10.25		07/15/2013	2,167,500
Tenneco Automotive, Inc. (B-/ B3)
1,750,000	8.63		11/15/2014	1,666,875
The Goodyear Tire & Rubber Co. (B-/ B3)
3,000,000	12.75	(b)(d)	03/01/2011	3,315,000
5,000,000	7.86		08/15/2011	4,775,000
2,750,000	9.00	(d)	07/01/2015	2,653,750
TRW Automotive, Inc. (BB-/ B1)
3,250,000	11.00		02/15/2013	3,623,750
EUR2,838,000	11.75		02/15/2013	3,953,897
TRW Automotive, Inc. (BB-/ Ba3)
$1,250,000	9.38		02/15/2013	1,346,875
United Components, Inc. (B/ B3)
5,500,000	9.38		06/15/2013	5,513,750

				$54,347,821

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount•		Rate	Date	Value
Corporate Bonds – (continued)

Building Materials – 0.9%
Carmeuse Lime B.V. (B+/ Ba3)
EUR$	5,625,000	10.75%	07/15/2012	$7,752,475
Heating Finance PLC (B/ B2)(b)
	GBP1,750,000	7.88	04/01/2008	2,857,442
RMCC Acquisition Co. (CCC+/ Caa1)(d)
	$2,000,000	9.50	11/01/2012	1,990,000
Texas Industries, Inc. (BB-/ Ba3)(d)
	500,000	7.25	07/15/2013	518,750
USG Corp.(e)
	2,000,000	8.50	08/01/2005	2,620,000
	1,500,000	9.25	09/15/2049	1,995,000

				$17,733,667

Building Materials – Consumer – 0.4%
Collins & Aikman Floor Cover (B-/ Caa1)
	1,750,000	9.75%	02/15/2010	$1,618,750
Culligan Finance Corp. B.V. (B-/ B3)(b)
	EUR2,500,000	8.00	10/01/2009	3,198,364
Interface, Inc. (CCC/ Caa3)
	$2,000,000	9.50	02/01/2014	1,970,000
Werner Holdings Co., Inc. (CCC-/ Caa3)
	3,000,000	10.00	11/15/2007	1,425,000

				$8,212,114

Building Materials – Fixtures & Fittings – 3.7%
ACIH, Inc. (CCC-/ Caa1)(d)(f)
	2,625,000	0.00/11.50%	12/15/2012	$1,811,250
Associated Materials, Inc. (CCC+/ Caa2)(f)
	9,000,000	0.00/11.25	03/01/2014	4,230,000
FIMEP/ Legrand S.A. (BB-/ Ba2)
	9,750,000	10.50	02/15/2013	11,041,875
	EUR4,750,000	11.00	02/15/2013	6,639,039
Goodman Global Holding Company, Inc. (B-/ Caa1)(d)
	$8,500,000	7.88	12/15/2012	8,032,500
Grohe Holdings (B-/ B3)
EUR 13,500,000		8.63	10/01/2014	14,318,483
Jacuzzi Brands, Inc. (B/ B3)
	$3,000,000	9.63	07/01/2010	3,150,000
Legrand S.A. (BB-/ Ba1)
	5,050,000	8.50	02/15/2025	6,009,500
Nortek, Inc. (CCC+/ Caa1)(b)
	11,375,000	8.50	09/01/2009	10,777,813
NTK Holdings, Inc. (CCC+/ Caa2)(b)
	8,000,000	10.75	09/01/2009	4,800,000
Panolam Industries International, Inc. (CCC+/ Caa1)(b)(d)
	4,625,000	10.75	10/01/2009	4,451,563

				$75,262,023

Capital Goods – 1.4%
Altra Industrial Motion, Inc. (CCC+/ B3)(d)
	1,750,000	9.50%	12/01/2011	$1,706,250
Briggs & Stratton Corp. (BBB-/ Ba1)
	2,500,000	8.88	03/15/2011	2,825,000
Coleman Cable, Inc. (B-/ B3)(b)
	750,000	9.88	10/01/2008	658,125
General Cable Corp. (B/ B2)
	2,500,000	9.50	11/15/2010	2,631,250
Metaldyne Corp. (CCC+/ Caa2)
	3,000,000	11.00	06/15/2012	2,197,500
Mueller Group, Inc. (B-/ Caa1)
	750,000	10.00	05/01/2012	795,000
Mueller Holdings, Inc. (B-)(f)
	8,000,000	0.00/14.75	04/15/2014	5,840,000
Rexnord Corp. (B-/ B3)
	11,250,000	10.13	12/15/2012	12,318,750
Thermadyne Holdings Corp.(e)
	4,000,000	12.50	06/01/2008	—

				$28,971,875

Chemicals – 7.0%
Avecia Group PLC (CC/ Caa3)(d)
	54,000	11.00%	07/01/2009	$50,220
BCP Crystal Holdings Corp. (B-/ B3)(b)
	650,000	9.63	06/15/2009	715,000
BCP Crystal Holdings Corp. (B-/ Caa2)(f)
	650,000	0.00/10.00	10/01/2014	456,625
BCP Crystal Holdings Corp. Series B (B-/ Caa2)(f)
	8,997,000	0.00/10.50	10/01/2014	6,230,422
Borden United States Finance/ Nova Scotia (B-/ B3)(d)
	2,750,000	9.00	07/15/2014	2,708,750
Compass Minerals International, Inc. (B-)(f)
	8,750,000	0.00/12.75	12/15/2007	7,678,125
Compass Minerals International, Inc. (B-/ B3)(f)
	7,750,000	0.00/12.00	06/01/2008	6,587,500

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments  (continued)
October 31, 2005

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Chemicals – (continued)
Crompton Corp. (BB+/ Ba1)(b)
$2,500,000	9.88%		08/01/2008	$2,800,000
Dynea International Oy (CCC)
EUR5,000,000	12.25		08/15/2010	6,359,276
Equistar Chemical/ Funding (BB-/ B2)
$3,000,000	10.63		05/01/2011	3,285,000
Equistar Chemicals LP (BB-/ B2)
2,750,000	10.13		09/01/2008	2,970,000
2,000,000	7.55		02/15/2026	1,890,000
Ethyl Corp. (B+/ B2)
4,250,000	8.88		05/01/2010	4,441,250
Huntsman Advanced Materials LLC (B/ Ba3)
5,000,000	11.00		07/15/2010	5,581,250
Huntsman ICI Chemicals (B/ B3)
EUR2,715,000	10.13		07/01/2009	3,367,675
Huntsman ICI Holdings LLC (B/ B2)
$2,000,000	9.88		03/01/2009	2,100,000
IMC Global, Inc.
26,000	7.63		11/01/2005	26,000
IMC Global, Inc. (BB/ Ba3)
4,500,000	10.88		08/01/2013	5,220,000
Invista (B+/ B1)(d)
5,000,000	9.25		05/01/2012	5,375,000
ISP Chemco, Inc. (BB-/ B1)
2,500,000	10.25		07/01/2011	2,650,000
KRATON Polymers LLC/ Capital Corp. (B-/ Caa1)(b)
5,750,000	8.13		01/15/2009	5,376,250
LBC Luxembourg (CCC+/ Caa1)
EUR3,250,000	11.00		05/15/2014	4,347,752
Lucite International Finance PLC (B+/ B2)
4,500,000	10.25		05/15/2010	5,703,125
Lyondell Chemical Co. (BB-/ B1)
$1,500,000	9.50		12/15/2008	1,571,250
4,000,000	10.50		06/01/2013	4,540,000
Nell AF SARL (B-/ B2)(b)(d)
4,250,000	8.38		08/15/2010	4,133,125
EUR3,500,000	8.38		08/15/2010	4,194,576
Polymer Holdings LLC/ Capital Corp. (B-/ Caa2)(b)(f)
$3,000,000	0.00/12.00		07/15/2009	2,100,000
PQ Corp. (B-/ B3)(b)(d)
3,500,000	7.50		02/15/2009	3,185,000
Resolution Performance Products Capital (B-/ B3)
1,000,000	9.50		04/15/2010	1,017,500
Rhodia S.A. (CCC+/ B3)
EUR2,000,000	8.00		06/01/2010	2,426,862
$2,000,000	10.25		06/01/2010	2,130,000
Rhodia S.A. (CCC+/ Caa1)
3,500,000	8.88		06/01/2011	3,298,750
EUR8,500,000	9.25		06/01/2011	10,339,629
Rockwood Specialties, Inc. (B-/ B3)
$3,645,000	10.63		05/15/2011	3,900,150
EUR10,500,000	7.63	(d)	11/15/2014	12,709,564

				$141,465,626

Conglomerates – 3.0%
Blount, Inc. (B/ B3)
$4,250,000	8.88%		08/01/2012	$4,473,125
Bombardier, Inc. (BB/ Ba2)(d)
5,000,000	6.75		05/01/2012	4,525,000
Britax Group PLC(g)
EUR20,000,000	0.00		02/02/2012	6,663,383
Britax Group PLC (B-/ B3)
4,125,000	11.25		05/15/2011	5,450,327
Invensys PLC (B-/ B3)
$1,000,000	6.50		01/15/2010	860,000
3,000,000	6.50	(d)	01/15/2010	2,580,000
2,625,000	9.88	(d)	03/15/2011	2,533,125
Mark IV Industries, Inc. (B-/ Caa1)
10,007,000	7.50		09/01/2007	9,506,650
Noma Luxembourg S.A. (B-/ B1)
EUR2,000,000	9.75		07/15/2011	2,762,427
Park-Ohio Industries, Inc. (CCC+/ Caa1)
$4,000,000	8.38		11/15/2009	3,490,000
Polypore International, Inc. (CCC+/ Caa2)(f)
3,250,000	0.00/10.50		10/01/2012	1,657,500
Polypore, Inc. (CCC+/ Caa1)
EUR4,250,000	8.75		05/15/2012	4,064,782
The Manitowoc Co., Inc. (B/ B2)
4,500,000	10.38		05/15/2011	5,905,363
Trimas Corp. (CCC+/ B3)
$7,250,000	9.88		06/15/2012	5,908,750

				$60,380,432

Consumer Products – Household & Leisure – 2.7%
Affinion Group, Inc. (B-/ B3)(b)(d)
4,000,000	10.13%		10/15/2009	$3,800,000
Ames True Temper (CCC-/ Caa2)
3,250,000	10.00		07/15/2012	2,421,250
Bear Creek Corp. (B-/ B3)(b)(d)
2,750,000	9.00		03/01/2009	2,811,875
FTD Group, Inc. (B-/ B3)
2,194,000	7.75		02/15/2014	2,150,120
Safilo Capital International S.A. (CCC+/ Caa2)
EUR11,500,000	9.63		05/15/2013	15,470,494
Simmons Bedding Co. (B-/ Caa2)(d)(f)
$3,750,000	0.00/10.00		12/15/2014	1,837,500
Spectrum Brands, Inc. (B-/ B3)
12,750,000	7.38	(b)	02/01/2010	11,012,812
2,750,000	8.50		10/01/2013	2,516,250
Vertrue, Inc. (B/ B2)
3,000,000	9.25		04/01/2014	3,060,000
Visant Corp. (B-/ B3)(b)
5,500,000	7.63		10/01/2008	5,431,250
Visant Holding Corp. (B-/ Caa2)(f)
5,250,000	0.00/10.25		12/01/2013	3,780,000

				$54,291,551

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value

Consumer Products – Industrial – 1.1%
Aearo Co. I (B-/ B3)
$2,625,000	8.25%		04/15/2012	$2,598,750
Bombardier Recreational Products, Inc. (B/ B3)
6,000,000	8.38		12/15/2013	6,060,000
Johnsondiversey Holdings, Inc. (B-/ Caa1)(f)
5,000,000	0.00/10.67		05/15/2013	3,625,000
Johnsondiversey, Inc. (B-/ Caa1)
EUR2,000,000	9.63		05/15/2012	2,396,900
$2,000,000	9.63		05/15/2012	1,980,000
Norcross Safety Products (B-/ B3)
4,250,000	9.88		08/15/2011	4,473,125
NSP Holdings (B-)(a)
1,585,187	11.75		01/01/2012	1,585,187
Texon International PLC(e)
DEM 2,250,000	10.00		02/01/2010	275,741

				$22,994,703

Consumer Products – Non Durable – 0.9%
Jafra Cosmetics International, Inc. (B-/ B3)
$1,303,000	10.75%		05/15/2011	$1,430,043
Leiner Health Products, Inc. (CCC+/ Caa1)(b)
1,000,000	11.00		06/01/2008	835,000
Playtex Products, Inc. (CCC+/ Caa2)
6,500,000	9.38		06/01/2011	6,735,625
Prestige Brands, Inc. (B-/ B3)
2,100,000	9.25		04/15/2012	2,149,875
Reddy Ice Holdings, Inc. (B-/ Caa1)(a)(b)(f)
3,500,000	0.00/10.50		11/01/2008	2,695,000
WH Holdings (B+/ B1)
3,600,000	9.50		04/01/2011	3,924,000

				$17,769,543

Defense – 0.8%
Alliant Techsystems, Inc. (B/ B2)
1,500,000	8.50%		05/15/2011	$1,560,000
Heckler Koch GMBH (B/ B1)
EUR2,000,000	9.25		07/15/2011	2,714,490
L-3 Communications Corp. (BB+/ Ba3)
$3,500,000	6.13		01/15/2014	3,430,000
8,500,000	6.38	(d)	10/15/2015	8,415,000

				$16,119,490

Energy – Coal – 0.1%
Peabody Energy Corp. (BB-/ Ba3)
2,500,000	6.88%		03/15/2013	$2,575,000

Energy – E&P – 1.3%
Chesapeake Energy Corp. (BB/ Ba2)
1,000,000	6.63	%(d)	07/15/2010	$990,000
4,500,000	6.38		06/15/2015	4,421,250
4,000,000	6.88		01/15/2016	4,040,000
2,000,000	6.50	(d)	08/15/2017	1,980,000
El Paso Production Holding Co. (B/ B3)
6,000,000	7.75		06/01/2013	6,180,000
Encore Acquisition Co. (B/ B2)(b)
4,500,000	6.00		07/15/2010	4,263,750
Vintage Petroleum, Inc. (B/ B1)
1,500,000	7.88		05/15/2011	1,567,500
Vintage Petroleum, Inc. (BB-/ Ba3)
2,000,000	8.25		05/01/2012	2,155,000

				$25,597,500

Energy – Refining – 0.3%
Tesoro Petroleum Corp. (BB-/ Ba2)
5,000,000	9.63%		04/01/2012	$5,462,500

Energy – Services – 0.3%
Aker Kvaerner ASA (Ba3)
EUR2,750,000	8.38%		06/15/2011	$3,757,141
Grant Prideco, Inc. (BB/ Ba2)(d)
$2,000,000	6.13		08/15/2015	2,005,000

				$5,762,141

Entertainment & Leisure – 1.2%
AMC Entertainment, Inc. (B-/ B2)
1,875,000	8.63%		08/15/2012	$1,898,437
Imax Corp. (B-/ B3)
1,250,000	9.63		12/01/2010	1,325,000
Six Flags, Inc. (CCC/ Caa1)
3,750,000	9.75		04/15/2013	3,731,250
Universal City Development Partners (B-/ B2)
8,750,000	11.75		04/01/2010	9,778,125
Warner Music Group (B-/ B3)(b)
5,000,000	7.38		04/15/2009	4,900,000
WMG Holdings Corp. (B-/ Caa2)(b)(f)
4,550,000	0.00/9.50		12/15/2009	3,150,875

				$24,783,687

Environmental – 1.1%
Allied Waste North America, Inc. (BB-/ B2)
2,375,000	8.88%		04/01/2008	$2,470,000
2,500,000	8.50		12/01/2008	2,600,000
2,000,000	6.50		11/15/2010	1,930,000
1,250,000	6.38		04/15/2011	1,196,875

The accompanying notes are an integral part of these financial statements.

Statement of Investments  (continued)
October 31, 2005

 GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Environmental – (continued)
$2,250,000	7.88%		04/15/2013	$2,300,625
2,000,000	6.13		02/15/2014	1,860,000
6,500,000	7.25	(b)(d)	03/15/2015	6,386,250
Waste Services (CCC/ Caa2)(b)(d)
3,125,000	9.50		04/15/2009	3,093,750

				$21,837,500

Finance – 0.2%
E*Trade Financial Corp. (B+/ B1)(b)(d)
2,500,000	7.38%		09/15/2009	$2,462,500
Refco Finance Holdings LLC (D/ Ca)(e)
1,682,000	9.00		08/01/2012	1,190,015

				$3,652,515

Foods – 2.0%
Barry Callebaut Services N.V. (BB-/ B1)
EUR3,000,000	9.25%		03/15/2010	$4,008,816
Dole Food Co. (B+/ B2)
$3,000,000	8.63		05/01/2009	3,101,250
3,000,000	8.88		03/15/2011	3,090,000
Domino’s, Inc. (B/ B2)
4,011,000	8.25		07/01/2011	4,111,275
Eagle Family Foods (CCC/ Caa2)
3,500,000	8.75		01/15/2008	2,738,750
Michael Foods, Inc. (B-/ B3)
4,250,000	8.00		11/15/2013	4,313,750
New World Pasta Co.(e)
3,000,000	9.25		02/15/2009	150,000
Pinnacle Foods Holding Corp. (B-/ B3)(b)
5,500,000	8.25		12/01/2008	5,101,250
United Biscuits Finance (CCC+/ B3)
EUR5,500,000	10.63		04/15/2011	7,052,879
GBP 3,000,000	10.75%		04/15/2011	5,628,598

				$39,296,568

Gaming – 5.5%
Ameristar Casinos, Inc. (B+/ B2)
$4,000,000	10.75%		02/15/2009	$4,260,000
Boyd Gaming Corp. (B+/ B1)
2,000,000	8.75		04/15/2012	2,135,000
2,000,000	6.75		04/15/2014	1,965,000
Caesars Entertainment, Inc. (BBB-/ Baa3)
1,500,000	7.50		09/01/2009	1,597,500
CCM Merger, Inc. (B-/ B3)(d)
2,000,000	8.00		08/01/2013	1,990,000
Chukchansi Economic Development Authority(d)
2,000,000	14.50		06/15/2009	2,440,000
Chukchansi Economic Development Authority (BB-/ B2)(b)(d)
2,500,000	8.00		11/15/2009	2,508,660
Circus & Eldorado (B/ B1)
3,500,000	10.13		03/01/2012	3,657,500
Codere Finance Luxembourg S.A. (B/ B2)(b)
EUR2,250,000	(8.25)	(d)	06/15/2010	2,797,632
1,250,000	8.25		06/15/2010	1,561,730
Inn of the Mountain Gods (B/ B3)
$2,250,000	12.00		11/15/2010	2,407,500
Isle of Capri Casinos, Inc. (B/ B2)(b)
1,500,000	7.00		03/01/2009	1,421,250
Kerzner International Ltd. (B/ B2)(b)(d)
3,500,000	6.75		10/01/2010	3,307,500
Mandalay Resort Group (B+/ Ba3)
3,250,000	10.25		08/01/2007	3,461,250
2,000,000	9.38		02/15/2010	2,190,000
Mandalay Resort Group (BB/ Ba2)
250,000	6.45		02/01/2006	250,625
MGM Mirage, Inc. (B+/ Ba3)
5,125,000	8.38		02/01/2011	5,419,687
MGM Mirage, Inc. (BB/ Ba2)
2,000,000	8.50		09/15/2010	2,145,000
16,875,000	6.63	(d)	07/15/2015	16,326,563
Mirage Resorts, Inc. (BB/ Ba2)
3,125,000	7.25		08/01/2017	3,125,000
Mohegan Tribal Gaming Authority (B+/ Ba3)
3,000,000	8.00		04/01/2012	3,135,000
MTR Gaming Group, Inc. (B+/ B2)
3,000,000	9.75		04/01/2010	3,165,000
Park Place Entertainment Corp. (BB+/ Ba1)
5,000,000	7.88		03/15/2010	5,356,250
2,500,000	8.13		05/15/2011	2,731,250
Penn National Gaming, Inc. (B/ B3)(b)
2,000,000	6.75		03/01/2010	1,930,000
Pinnacle Entertainment, Inc. (B-/ Caa1)
3,500,000	8.25		03/15/2012	3,465,000
1,500,000	8.75		10/01/2013	1,530,000
Poster Financial Group, Inc. (B/ B2)(b)
2,000,000	8.75		12/01/2011	2,040,000
River Rock Entertainment (B+/ B2)
2,000,000	9.75		11/01/2011	2,185,000
San Pasqual Casino (B+/ B2)(b)(d)
1,500,000	8.00		09/15/2009	1,500,000
Station Casinos, Inc. (B+/ Ba3)
1,000,000	6.50		02/01/2014	997,500
7,625,000	6.88		03/01/2016	7,663,125
Wynn Las Vegas LLC (B+/ B2)
10,000,000	6.63		12/01/2014	9,525,000

				$110,190,522

Health Care – Medical Products – 1.2%
CDRV Investors, Inc. (B-/ Caa2)(f)
12,500,000	0.00/9.63%		01/01/2015	$7,000,000
Fisher Scientific International, Inc. (BB+/ Ba2)(d)
2,250,000	6.13		07/01/2015	2,227,500
PerkinElmer, Inc. (BB/ Ba1)
8,000,000	8.88		01/15/2013	8,940,000
Sybron Dental Specialties, Inc. (BB-/ B1)
4,000,000	8.13		06/15/2012	4,220,000
VWR International, Inc. (B-/ Caa1)
2,125,000	8.00		04/15/2014	2,061,250

				$24,448,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Health Care – Pharmaceutical – 1.6%
Biovail Corp. (BB-/ B2)
$3,000,000		7.88%	04/01/2010	$3,093,750
Mylan Laboratories, Inc. (BB+/ Ba1)(d)
1,000,000	6.38		08/15/2015	990,000
NYCO Holdings 2 APS (CCC+/ B3)
EUR9,000,000	11.50		03/31/2013	12,538,785
Nycomed S.A.(d)
EUR3,170,375	11.75	(a)(b)	03/15/2007	3,771,040
2,113,583	11.75		09/15/2013	2,514,026
Quintiles Transnational Corp. (B/ B3)
$6,000,000	10.00		10/01/2013	6,630,000
Warner Chilcott Corp. (CCC+/ Caa1)(d)
3,500,000	8.75		02/01/2015	3,220,000

				$32,757,601

Health Care – Services – 2.9%
Alliance Imaging, Inc. (B-/ B3)
3,000,000		7.25%	12/15/2012	$2,640,000
AmeriPath, Inc. (B-/ Caa1)
6,000,000	10.50		04/01/2013	6,240,000
DaVita, Inc. (B/ B3)(b)
4,000,000	7.25		03/15/2010	4,015,000
HCA, Inc. (BB+/ Ba2)
5,000,000	6.25		02/15/2013	4,901,500
5,000,000	6.38		01/15/2015	4,918,400
Medical Device Manufacturing, Inc. (B-/ Caa1)(b)
2,000,000	10.00		07/15/2012	2,340,000
NDC Health Corp. (CCC+/ B3)
3,500,000	10.50		12/01/2012	3,990,000
Psychiatric Solutions, Inc. (B-/ B3)
1,500,000	7.75		07/15/2010 (b)	1,554,375
1,666,000	10.63		06/15/2013	1,890,910
Select Medical Corp. (B-/ B3)(b)
2,500,000	7.63		02/01/2015	2,337,500
Senior Housing Properties Trust (BB+/ Ba2)
3,000,000	7.88		04/15/2015	3,150,000
Tenet Healthcare Corp. (B/ B3)
9,250,000	7.38		02/01/2013	8,186,250
1,000,000	9.25	(d)	02/01/2015	950,000
U.S. Oncology, Inc. (B-/ B2)(b)
4,000,000	9.00		08/15/2008	4,240,000
Vanguard Health Holding Co. I (CCC+/ Caa2)(b)(f)
2,500,000	0.00/11.25		10/01/2015	1,731,250
Vanguard Health Holding Co. II (CCC+/ Caa1)(b)
3,000,000	9.00		10/01/2009	3,120,000
Ventas Realty LP (BB/ Ba3)
2,000,000	9.00		05/01/2012	2,260,000

				$58,465,185

Home Construction(b) – 0.0%
Meritage Homes Corp. (BB-/ Ba2)
875,000		6.25%	03/15/2010	$763,438

Lodging – 0.7%
Gaylord Entertainment Co. (B-/ B3)
3,000,000		8.00%	11/15/2013	$3,131,250
Host Marriott LP (BB-/ Ba2)
1,875,000	9.50		01/15/2007	1,952,344
198,000	7.88		08/01/2008	199,980
5,000,000	7.13		11/01/2013	5,062,500
Starwood Hotels & Resorts Worldwide, Inc. (BB+/ Ba1)
1,000,000	7.88		05/01/2012	1,077,500
2,000,000	7.38		11/15/2015	2,130,000

				$13,553,574

Machinery – 0.8%
Columbus Mckinnon Corp. (B-/ B2)
2,750,000		10.00%	08/01/2010	$3,004,375
Dresser, Inc. (B-/ B2)
4,000,000	9.38		04/15/2011	4,170,000
Dresser-Rand Group, Inc. (B-/ B3)(d)
1,762,000	7.63		11/01/2014	1,814,860
NMHG Holding Co. (B+/ B3)
3,750,000	10.00		05/15/2009	3,993,750
Terex Corp. (B/ Caa1)
1,000,000	10.38		04/01/2011	1,067,500
2,000,000	9.25		07/15/2011	2,130,000

				$16,180,485

Media – 0.5%
DIRECTV Holdings LLC (BB-/ Ba2)
3,250,000		8.38%	03/15/2013	$3,534,375
Echostar DBS Corp. (BB-/ Ba3)
4,500,000	6.38		10/01/2011	4,398,750
Lamar Media Corp. (B/ Ba3)
2,500,000	7.25		01/01/2013	2,587,500
500,000	7.25	(d)	01/01/2013	442,500

				$10,963,125

Media – Broadcasting & Radio – 0.5%
Clear Channel Communications, Inc. (BBB-/ Baa3)
3,000,000		8.00%	11/01/2008	$3,195,585
Emmis Operating Co. (B-/ B2)
3,500,000	6.88		05/15/2012	3,456,250
LIN Television Corp. (B-/ B1)(b)(d)
1,625,000	6.50		05/15/2008	1,547,812
Radio One, Inc. (B)(b)
2,000,000	6.38		02/15/2009	1,952,500

				$10,152,147

Media – Cable – 4.4%
Adelphia Communications Corp.(e)
2,000,000	3.25	%(b)	05/01/2007	$87,540
2,000,000	9.38	(b)	11/15/2009	1,335,000
2,000,000	10.25		06/15/2011	1,380,000
Atlantic Broadband Finance LLC (CCC+/ Caa1)(b)
3,750,000	9.38		01/15/2009	3,393,750
Cablevision Systems Corp. (B+/ B3)
4,000,000	8.00		04/15/2012	3,800,000
CCH I Holdings LLC (CCC-/ Ca)(b)(d)
3,250,000	9.92		09/30/2007	2,145,000
6,000,000	0.00/11.75	(f)	09/30/2007	3,900,000

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments  (continued)
October 31, 2005

Principal	Interest	Maturity
Amount•	Rate	Date		Value
Corporate Bonds – (continued)

Media – Cable – (continued)
CCH I LLC (CCC-/ Caa3)(b)(d)
$8,928,000	11.00%	10/01/2010		$8,046,360
Century Communications Corp.(e)(g)
2,750,000	0.00	01/15/2008		1,787,500
Charter Communications Holdings II (CCC-/ Caa1)
5,000,000	10.25	09/15/2010		5,012,500
CSC Holdings, Inc. (BB-/ B1)
8,250,000	8.13	07/15/2009		8,456,250
FrontierVision Holdings LP(e)
3,000,000	11.00	10/15/2006		4,110,000
4,250,000	11.88	09/15/2007		5,440,000
Mediacom Broadband LLC (B/ B2)
1,500,000	11.00	07/15/2013		1,612,500
Mediacom LLC (B/ B3)
3,000,000	9.50	01/15/2013		2,932,500
Ono Finance PLC (CCC/ Caa2)
EUR3,500,000	10.50	05/15/2014		4,414,791
Tele Columbus AG & Co. (B-/ B3)
7,500,000	9.38	04/15/2012		9,347,911
Telenet Communications N.V. (B-/ B3)
2,750,000	9.00	12/15/2013		3,674,748
Telenet Group Holding N.V. (CCC+/ Caa2)(d)(f)
$17,000,000	0.00/11.50	06/15/2014		13,515,000
UPC Holding BV (CCC+/ B3)(b)(d)
EUR4,000,000	7.75	07/15/2008		4,422,281

				$88,813,631

Metals – 1.4%
AK Steel Corp. (B+/ B1)
$500,000	7.88%	02/15/2009		$473,750
5,500,000	7.75	06/15/2012		4,977,500
Earle M Jorgensen Co. (B/ B1)
2,250,000	9.75	06/01/2012		2,407,500
Klockner Investment SCA (B-/ B2)(b)(d)
EUR2,625,000	10.50	05/15/2010		3,444,795
Novelis, Inc. (B/ B1)(d)
$7,000,000	7.50	02/15/2015		6,457,500
UCAR Finance, Inc. (B-/ B2)
8,000,000	10.25	02/15/2012		8,400,000
Wolverine Tube, Inc. (CCC+/ Caa1)
2,000,000	10.50	04/01/2009		1,860,000

				$28,021,045

Mining – 0.3%
OM Group, Inc. (B-/ Caa1)
6,000,000	9.25%	12/15/2011		$5,790,000

Packaging – 3.9%
Consolidated Container Co. LLC (CCC/ B3)(f)
1,500,000	0.00/10.75%	06/15/2009		$1,185,000
Consolidated Container Co. LLC (CCC/ Caa2)
4,250,000	10.13	07/15/2009		2,465,000
Constar International, Inc. (CCC/ Caa3)
1,125,000	11.00	12/01/2012		630,000
Crown Euro Holdings S.A. (B/ B2)
5,000,000	10.88	03/01/2013		5,900,000
Crown Euro Holdings S.A. (B+)
EUR6,000,000	10.25	03/01/2011		8,197,399
Crown Euro Holdings S.A. (B+/ B1)
$2,000,000	9.50	03/01/2011		2,200,000
Gerresheimer Holdings GMBH (B-/ Caa1)(b)(d)
EUR3,750,000	7.88	02/15/2010		4,438,011
Graham Packaging Co., Inc. (CCC+/ Caa2)(b)
$18,000,000	9.88	10/15/2009		17,055,000
Graphic Packaging International, Inc. (B-/ B3)
4,750,000	9.50	08/15/2013		4,275,000
Impress Group B.V. (B-/ B2)
EUR3,000,000	10.50	05/25/2007		3,803,881
Impress Metal Pack Holdings (CCC+/ B3)
DEM7,000,000	9.88	05/29/2007		4,321,474
Owens Brockway Glass Container (B/ B2)
$2,500,000	8.25	05/15/2013		2,543,750
1,000,000	6.75	12/01/2014		940,000
Owens Brockway Glass Container (BB-/ B1)
8,000,000	8.88	02/15/2009		8,380,000
Pliant Corp. (CCC-/ Ca)
4,000,000	13.00	06/01/2010		620,000
Pliant Corp. (CCC-/ Caa3)
2,750,000	11.13	09/01/2009		2,234,375
Portola Packaging, Inc. (CCC/ Caa1)
1,500,000	8.25	02/01/2012		971,250
Pregis Corp. (CCC+/ Caa1)(b)(d)
2,625,000	12.38	10/15/2009		2,533,125
Solo Cup Co. (B-/ Caa1)(b)
3,250,000	8.50	02/15/2009		2,689,375
Tekni-Plex, Inc. (C/ Ca)
1,500,000	12.75	06/15/2010		671,250
Tekni-Plex, Inc. (C/ Caa2)(d)
1,500,000	8.75	11/15/2013		1,275,000
Tekni-Plex, Inc. (CCC-/ B3)(d)
1,000,000	10.88	08/15/2012		1,062,500

				$78,391,390

Paper – 2.5%
Abitibi-Consolidated, Inc. (BB-/ Ba3)
4,000,000	8.55%	08/01/2010		$3,900,000
Ainsworth Lumber Co., Ltd. (B+/ B2)
4,000,000	7.25	10/01/2012		3,670,000
2,500,000	6.75	03/15/2014		2,150,000
Boise Cascade LLC (B+/ B2)(d)
2,250,000	7.13	10/15/2014		1,985,625
Georgia-Pacific Corp. (BB+/ Ba1)
4,000,000	9.38	02/01/2013		4,420,000
Georgia-Pacific Corp. (BB+/ Ba2)
5,000,000	8.13	05/15/2011		5,425,000
1,000,000	9.50	12/01/2011		1,162,500
1,500,000	7.70	06/15/2015		1,621,875
Jefferson Smurfit Corp. (B/ B2)
625,000	8.25	10/01/2007	(b)	590,625
1,000,000	7.50	06/01/2008	(b)	905,000
JSG Funding PLC (B-/ B3)
4,875,000	9.63	10/01/2012		4,728,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount•		Rate	Date	Value
Corporate Bonds – (continued)

Paper – (continued)
EUR$	4,125,000	10.13%	10/01/2012	$5,190,787
JSG Funding PLC (B-/ Caa1)
	500,000	7.75	04/01/2015	503,349
JSG Holding PLC (B-/ Caa2)(a)(b)(d)
	3,234,319	11.50	10/01/2015	3,372,269
Kappa Beheer B.V. (B/ B2)
	1,750,000	10.63	07/15/2009	2,181,179
	3,000,000	0.00/12.50 (f)	07/15/2009	3,775,118
NewPage Corp. (CCC+/ B3)(b)
	$1,125,000	10.00	05/01/2009	1,029,375
Port Townsend Paper Corp. (B-/ B3)(d)
	4,500,000	12.00	04/15/2011	2,250,000
Tembec Industries, Inc. (CCC+/ B3)
	2,000,000	8.50	02/01/2011	1,280,000

				$50,141,452

Printing – 0.1%
Merrill Corp. (B-/ B3)(c)
	1,617,104	12.00%	05/01/2009	$1,697,959
Polestar Corp. PLC
	GBP68,885	10.50	05/30/2008	12,193
	336,638	12.50	06/30/2011	59,585

				$1,769,737

Publishing – 4.7%
Advanstar Communications, Inc. (B/ B3)
	$4,000,000	10.75%	08/15/2010	$4,430,000
Advanstar Communications, Inc. (CCC/ Caa2)
	2,000,000	12.00	02/15/2011	2,120,000
Advanstar, Inc.(f)
	2,500,000	0.00/15.00	10/15/2011	2,600,000
American Media Operations, Inc. (CCC+/ Caa1)
	2,000,000	8.88	01/15/2011	1,715,000
Dex Media East LLC (B/ B1)
	3,087,000	12.13	11/15/2012	3,611,790
Dex Media West LLC (B/ B2)
	6,744,000	9.88	08/15/2013	7,468,980
Dex Media, Inc. (B/ B3)
	1,250,000	8.00	11/15/2013	1,271,875
	12,750,000	0.00/9.00 (f)	11/15/2013	9,945,000
Houghton Mifflin Co. (B-/ B3)(b)
	1,750,000	8.25	02/01/2007	1,793,750
Houghton Mifflin Co. (B-/ Caa1)
	3,000,000	9.88	02/01/2013	3,127,500
Houghton Mifflin Co. (B-/ Caa2)(f)
	2,000,000	0.00/11.50	10/15/2013	1,455,000
Lighthouse International Co. S.A. (B/ B3)
	EUR10,750,000	8.00	04/30/2014	13,527,506
Odyssee Financing S.A. (B/ B3)(b)
	2,250,000	8.38	10/15/2014	3,020,094
Primedia, Inc. (B/ B2)
	$4,000,000	8.88	05/15/2011	3,900,000
	3,000,000	8.00	05/15/2013	2,745,000
WDAC Subsidiary Corp. (CCC+/ Caa1)
	EUR17,000,000	8.50 (a)	12/01/2009	19,507,773
	$1,500,000	8.38 (d)	12/01/2014	1,387,500
Yell Finance B.V. (B+/ B1)
	GBP1,913,000	10.75	08/01/2011	3,682,284
	$5,638,000	0.00/13.50 (f)	08/01/2011	5,694,380
Ziff Davis Media, Inc. (CCC-)(a)
	560,259	13.00	08/12/2009	575,666

				$93,579,098

Real Estate – 0.4%
CB Richard Ellis Services, Inc. (B/ B1)
	4,000,000	11.25%	06/15/2011	$4,320,000
CB Richard Ellis Services, Inc. (BB-/ Ba3)
	650,000	9.75	05/15/2010	715,813
Crescent Real Estate Equities Ltd. (B/ B1)
	2,000,000	9.25	04/15/2009	2,110,000

				$7,145,813

Restaurants – 0.4%
Landry’s Restaurants, Inc. (B/ B2)
	9,000,000	7.50%	12/15/2014	$8,280,000

Retailers – 0.5%
General Nutrition Center (CCC+/ Caa1)
	2,500,000	8.50%	12/01/2010	$2,087,500
Neiman-Marcus Group, Inc. (B-/ B2)(b)(d)
	3,000,000	9.00	10/15/2010	2,970,000
Toys R US, Inc. (CCC/ Caa2)
	1,500,000	7.88	04/15/2013	1,230,000
Victoria Acquisition III B.V. (B/ B3)(b)
	EUR3,625,000	7.88	10/01/2008	4,116,302

				$10,403,802

Retailers – Food & Drug – 1.1%
Brake Bros. Finance PLC (B-/ B3)
	GBP 6,000,000	12.00%	12/15/2011	$11,681,995
Ingles Markets, Inc. (B/ B3)
	$4,000,000	8.88	12/01/2011	4,020,000
Jean Coutu Group, Inc. (B-/ Caa1)
	4,000,000	8.50	08/01/2014	3,710,000
Rite Aid Corp. (B+/ B2)
	2,000,000	9.50	02/15/2011	2,100,000

				$21,511,995

Services Cyclical – Business Services – 0.4%
Cornell Co., Inc. (CCC+/ B3)
	1,500,000	10.75%	07/01/2012	$1,526,250
Corrections Corp. of America (BB-/ Ba3)
	2,000,000	7.50	05/01/2011	2,075,000
Dycom Industries, Inc. (B+/ Ba3)(b)(d)
	2,750,000	8.13	10/15/2010	2,750,000
MSX International, Inc. (CCC/ Ca)
	1,000,000	11.38	01/15/2008	700,000
MSX International, Inc. (CCC+/ B3)
	1,000,000	11.00	10/15/2007	995,000

				$8,046,250

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND
Statement of Investments  (continued)
October 31, 2005

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Services Cyclical – Consumer Services – 0.3%
APCOA, Inc. (CCC+)
$3,000,000	9.25%	03/15/2008	$2,940,000
Brickman Group Ltd. (B/ B2)
2,000,000	11.75	12/15/2009	2,220,000
Service Corp. International (BB/ Ba3)
1,000,000	7.70	04/15/2009	1,046,250

			$6,206,250

Services Cyclical – Distribution/ Logistics – 1.2%
Interline Brands, Inc. (B/ B3)
3,250,000	11.50%	05/15/2011	$3,607,500
Ray Acquisition SCA (CCC+/ Caa1)(b)
EUR2,250,000	9.38	03/15/2010	2,763,926
14,500,000	9.38 (d)	03/16/2010	17,811,965

			$24,183,391

Services Cyclical – Rental Equipment – 1.0%
Ahern Rentals, Inc. (B-/ B3)(b)(d)
$3,000,000	9.25%	08/15/2009	$3,063,750
Ashtead Holdings PLC (B/ B2)
GBP1,625,000	12.00	05/01/2014	3,393,974
$1,000,000	8.63 (d)	08/01/2015	1,032,500
H&E Equipment Services LLC (B-/ B3)
2,250,000	11.13	06/15/2012	2,491,875
United Rentals North America, Inc. (B+/ Caa1)
4,000,000	7.75	11/15/2013	3,780,000
2,750,000	7.00	02/15/2014	2,502,500
Williams Scotsman, Inc. (B/ B3)(b)(d)
3,750,000	8.50	10/01/2010	3,787,500

			$20,052,099

Technology – Hardware – 1.2%
Amkor Technology, Inc. (B-/ Caa1)
1,000,000	7.75%	05/15/2013	$850,000
Amkor Technology, Inc. (CCC/ Caa3)
1,500,000	5.75	06/01/2006	1,446,360
Lucent Technologies, Inc. (B/ B1)
4,000,000	5.50	11/15/2008	3,970,000
4,250,000	6.45	03/15/2029	3,633,750
MagnaChip Semiconductor (B+/ Ba3)(b)
750,000	6.88	12/15/2008	701,250
MagnaChip Semiconductor (B-/ B2)(b)
1,500,000	8.00	12/15/2009	1,361,250
Nortel Networks Corp. (B-)
2,000,000	4.25	09/01/2008	1,872,600
Xerox Capital Trust I (B-/ Ba3)
2,250,000	8.00	02/01/2027	2,323,125
Xerox Corp. (BB-/ Ba2)
EUR2,000,000	9.75	01/15/2009	2,804,373
$2,250,000	9.75	01/15/2009	2,491,875
2,000,000	7.63	06/15/2013	2,112,500

			$23,567,083

Technology – Software/ Services – 1.0%
Activant Solutions, Inc. (B+/ B2)
3,000,000	10.50%	06/15/2011	$3,157,500
Sungard Data Systems, Inc. (B-/ B3)(d)
11,500,000	9.13	08/15/2013	11,758,750
Sungard Data Systems, Inc. (B-/ Caa1)(d)
5,000,000	10.25	08/15/2015	4,950,000
Unisys Corp. (BB-/ Ba3)
1,000,000	8.00	10/15/2012	875,000

			$20,741,250

Telecommunications – 1.9%
Alaska Communications System Holdings (B-/ B2)
507,000	9.88%	08/15/2011	$550,095
Citizens Communications Co. (BB+/ Ba3)
6,375,000	9.25	05/15/2011	6,900,937
Eircom Funding (BB-/ B1)
EUR2,000,000	8.25	08/15/2013	2,726,474
Exodus Communications, Inc.(e)
2,500,000	10.75 (b)	12/15/2005	44,942
$1,500,000	11.25	07/01/2008	2
2,000,000	11.63	07/15/2010	2
PSINet, Inc.(e)
3,750,000	10.00	02/15/2005	2,344
1,000,000	11.50	11/01/2008	625
1,000,000	11.00	08/01/2009	625
Qwest Capital Funding, Inc. (B/ B3)
750,000	7.00	08/03/2009	736,875
6,750,000	7.90	08/15/2010	6,699,375
Qwest Communications International, Inc. (B/ B2)
2,000,000	7.50	02/15/2014	1,900,000
Qwest Corp. (BB/ Ba3)
4,000,000	8.88	03/15/2012	4,410,000
3,500,000	6.88	09/15/2033	3,088,750
Qwest Services Corp. (B/ B3)
6,000,000	13.50	12/15/2010	6,847,500
3,088,000	14.00	12/15/2014	3,736,480

			$37,645,026

Telecommunications – Cellular – 3.5%
AirGate PCS, Inc. (CCC/ Caa1)
2,133,300	9.38%	09/01/2009	$2,239,965
Alamosa Delaware, Inc. (CCC+/ Caa1)
5,250,000	0.00/12.00 (f)	07/31/2009	5,761,875
1,787,000	11.00	07/31/2010	1,974,635
1,500,000	8.50	01/31/2012	1,556,250
American Cellular Corp. (B-/ B3)
5,500,000	10.00	08/01/2011	5,933,125
American Tower Corp. (BB-/ B1)(b)
3,500,000	7.13	10/15/2008	3,622,500
American Tower Escrow Corp. (BB-/ Ba2)(g)
2,750,000	0.00	08/01/2008	2,110,625
American Towers, Inc. (BB-/ Ba2)
1,000,000	7.25	12/01/2011	1,047,500
Centennial Cellular Communications (CCC/ B3)
1,500,000	10.13	06/15/2013	1,672,500
Digicel Ltd. (B3)(d)
1,000,000	9.25	09/01/2012	1,047,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Telecommunications – Cellular – (continued)
Dobson Communications Corp. (CCC/ Caa2)
$2,000,000	8.88%	10/01/2013	$1,960,000
Hellas Telecommunications III (B-/ B3)(b)(d)
EUR3,000,000	8.50	04/15/2009	3,523,443
Horizon PCS, Inc. (CCC/ B3)
$1,125,000	11.38	07/15/2012	1,276,875
Nextel Communications, Inc. (A-/ Baa2)
15,000,000	7.38	08/01/2008 (b)	15,864,750
3,500,000	5.95	03/15/2009	3,508,190
Nextel Partners, Inc. (BB-/ Ba3)
1,709,000	12.50	11/15/2009	1,815,812
4,000,000	8.13	07/01/2011	4,270,000
Rogers Wireless Communications, Inc. (BB/ Ba3)
2,000,000	7.50	03/15/2015	2,135,000
Rogers Wireless, Inc. (B+/ B2)
2,000,000	8.00	12/15/2012	2,110,000
Rural Cellular Corp. (CCC/ Caa1)
4,000,000	9.88	02/01/2010	4,160,000
Rural Cellular Corp. (CCC/ Caa2)
1,500,000	9.75	01/15/2010	1,494,375
Triton PCS, Inc. (CCC-/ Ca)
1,875,000	9.38	02/01/2011	1,439,063

			$70,523,983

Telecommunications – Satellites – 0.9%
Inmarsat Finance II PLC (B/ B2)(f)
6,000,000	0.00/10.38%	11/15/2012	$4,905,000
Intelsat Bermuda Ltd. (B+/ B2)(d)
4,000,000	8.25	01/15/2013	4,010,000
Intelsat Ltd. (B/ Caa1)
6,000,000	7.63	04/15/2012	4,830,000
PanAmSat Corp. (B+/ B1)(b)
3,250,000	9.00	08/15/2009	3,420,625
PanAmSat Corp. (B+/ B3)(b)(f)
2,750,000	0.00/10.38	11/01/2009	$1,894,062

			$19,059,687

Textiles & Apparel – 0.8%
Day International Group, Inc. (CCC+/ Caa1)
1,500,000	9.50%	03/15/2008	$1,507,500
Oxford Industries, Inc. (B/ B2)
3,500,000	8.88	06/01/2011	3,596,250
Propex Fabrics, Inc. (B-/ Caa1)(b)
4,500,000	10.00	12/01/2012	3,915,000
Quicksilver, Inc. (BB-/ B1)(d)
4,000,000	6.88	04/15/2015	3,710,000
Russell Corp. (B/ B2)
2,000,000	9.25	05/01/2010	2,010,000
Warnaco, Inc. (BB-/ B1)
2,000,000	8.88	06/15/2013	2,160,000

			$16,898,750

Tobacco(d) – 0.2%
Alliance One International, Inc. (B/ B2)
5,000,000	11.00%	05/15/2012	$4,200,000

Transportation – 0.2%
Petroleum Helicopters, Inc. (BB-/ B1)
1,250,000	9.38%	05/01/2009	$1,312,500
Stena AB (BB-/ Ba3)
2,000,000	9.63	12/01/2012	2,160,000
1,000,000	7.50	11/01/2013	962,500

			$4,435,000

Utilities – Distribution – 0.2%
TransMontaigne, Inc. (B/ B3)
3,000,000	9.13%	06/01/2010	$2,977,500

Utilities – Electric – 4.8%
AES Corp. (B-/ B1)
5,250,000	9.50%	06/01/2009	$5,656,875
5,250,000	9.38	09/15/2010	5,696,250
Allegheny Energy Supply Co. LLC (B/ Ba3)(d)
5,750,000	8.25	04/15/2012	6,353,750
Calpine Canada Energy Finance (CCC/ Caa3)
6,750,000	8.50	05/01/2008	3,661,875
Calpine Corp. (B-)(d)
1,250,000	8.50	07/15/2010	878,125
1,750,000	9.88	12/01/2011	1,251,250
3,000,000	8.75	07/15/2013	2,077,500
Calpine Corp. (CCC/ Caa3)
1,250,000	8.63	08/15/2010	587,500
3,000,000	8.50	02/15/2011	1,410,000
Dynegy Holdings, Inc. (B-/ B3)(d)
750,000	9.88	07/15/2010	806,250
5,500,000	10.13	07/15/2013	6,050,000
Dynegy Holdings, Inc. (CCC+/ Caa2)
3,000,000	8.75	02/15/2012	3,180,000
1,500,000	7.13	05/15/2018	1,323,750
Edison Mission Energy (B+/ B1)
2,000,000	10.00	08/15/2008	2,195,000
1,000,000	9.88	04/15/2011	1,167,500
Elwood Energy LLC (B+/ Ba2)
2,601,090	8.16	07/05/2026	2,880,707
Ipalco Enterprises, Inc. (BB-/ Ba1)
2,000,000	8.63	11/14/2011	2,175,000
Midwest Generation LLC (B/ B1)(b)
5,000,000	8.75	05/01/2014	5,512,500
Midwest Generation LLC (B+/ B1)
1,000,000	8.30	07/02/2009	1,040,000
4,730,750	8.56	01/02/2016	5,156,517
Mirant Mid-Atlantic LLC (B3)(e)
2,108,869	9.13	06/30/2017	2,425,199
Mission Energy Holding Co. (CCC+/ B2)
4,000,000	13.50	07/15/2008	4,650,000
NRG Energy, Inc. (B/ B1)
5,164,000	8.00	12/15/2013	5,628,760
Orion Power Holdings, Inc. (B/ B2)
1,000,000	12.00	05/01/2010	1,185,000
Portland General Electric (BBB+/ Baa1)
5,000,000	9.31	08/11/2021	6,403,665
Reliant Resources, Inc. (B+/ B1)
3,000,000	9.25	07/15/2010	3,150,000

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND
Statement of Investments  (continued)
October 31, 2005

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Utilities – Electric – (continued)
$1,750,000	9.50%	07/15/2013	$1,863,750
South Point Energy Center LLC (B-/ B3)(d)
1,328,218	8.40	05/30/2012	1,248,525
4,000,000	9.83	05/30/2019	3,390,000
Texas Genco LLC (B/ B1)(d)
6,500,000	6.88	12/15/2014	6,987,500

			$95,992,748

Utilities – Pipelines – 4.2%
El Paso CGP Co. (B-/ Caa1)
2,000,000	7.63%	09/01/2008	$2,015,000
4,250,000	7.75	06/15/2010	4,292,500
1,000,000	10.75	10/01/2010	1,091,250
2,000,000	7.42	02/15/2037	1,810,000
El Paso Corp. (B-/ Caa1)
EUR7,000,000	7.13	05/06/2009	8,724,717
$2,000,000	7.88	06/15/2012	2,040,000
3,000,000	7.38	12/15/2012	2,985,000
8,000,000	7.80	08/01/2031	7,930,000
3,750,000	7.75	01/15/2032	3,721,875
El Paso Natural Gas Co. (B/ B1)
2,875,000	8.63	01/15/2022	3,202,276
2,375,000	7.50	11/15/2026	2,404,687
4,250,000	8.38	06/15/2032	4,699,140
Inergy LP/ Inergy Finance Corp. (B-/ B1)(b)
2,500,000	6.88	12/15/2009	2,343,750
Sonat, Inc. (B-/ Caa1)
1,000,000	7.63	07/15/2011	1,002,500
Southern Natural Gas Co. (B/ B1)
3,000,000	8.88	03/15/2010	3,202,500
3,000,000	7.35	02/15/2031	3,030,000
1,500,000	8.00	03/01/2032	1,616,250
Tennessee Gas Pipeline Co. (B/ B1)
3,000,000	7.00	10/15/2028	2,880,000
3,750,000	8.38	06/15/2032	4,193,494
1,500,000	7.63	04/01/2037	1,533,750
The Williams Cos., Inc. (B+/ B1)
6,500,000	8.13	03/15/2012	7,020,000
11,000,000	7.88	09/01/2021	11,825,000
1,000,000	7.50	01/15/2031	1,040,000

			$84,603,689

TOTAL CORPORATE BONDS
(Cost $1,807,002,178)			$1,824,230,703

Emerging Market Debt – 2.0%

Federal Republic of Brazil (BB-/ Ba3)
$770,000	10.13%	05/15/2027	$889,350
3,670,000	12.25	03/06/2030	4,890,275
3,700,000	11.00	08/17/2040	4,451,100
Republic of Argentina (B-)
1,086,924	8.28	12/31/2033	1,058,121
50,200	0.00/2.50 (f)	12/31/2038	18,649
Republic of Argentina (B-/ B3)(c)
7,875,000	4.01	08/03/2012	7,096,691
Republic of Peru (BB/ Ba3)
2,500,000	9.13	02/21/2012	2,890,000
EUR2,000,000	7.50	10/14/2014	2,708,497
$700,000	8.38	05/03/2016	789,250
700,000	7.35	07/21/2025	707,000
1,300,000	8.75	11/21/2033	1,493,050
Republic of Venezuela (B+/ B2)
3,700,000	9.25	09/15/2027	4,310,500
Russian Federation (BBB-/ Baa2)(f)
8,000,000	0.00/ 7.50	03/31/2030	8,885,000

TOTAL EMERGING MARKET DEBT
(Cost $37,865,901)			$40,187,483

Shares	Description	Value
Common Stocks* – 1.1%

2,731	App China Group Ltd.	$133,819
24,334	Axiohm Transaction Solutions, Inc.	243
4,064	Brunner Mond	246,010
37,947	Chelys Ltd. Ordinary GDR	—
60,370	Cheyls Ltd. Preference GDR	1,069
3,157	Crunch Equity Holding, LLC	3,314,823
130,274	Dobson Communications Corp.	949,697
538	General Chemical Industrial Product, Inc.	149,860
15,923	Globix Corp.	31,050
45,251	Hayes Lemmerz International, Inc.	176,931
195,700	Huntsman Corp.	3,890,516
8,366	iPCS, Inc.	326,274
7,393	JSG Funding PLC	3,012
11,243	Mattress Discounters	—
1,656	Nycomed	20
1,067,500	Parmalat SpA(d)	3,103,756
202	Polestar Co.	4
33,975	Polymer Group, Inc.	821,855
401,111	Telewest Global, Inc.	9,149,342
14,135	Thermadyne Holdings Corp.	183,755
103,389	Viasystems Group, Inc.	97,186
3,044	WRC Media, Inc.(d)	61

TOTAL COMMON STOCKS
(Cost $42,521,519)		$22,579,283

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

	Dividend	Maturity
Shares	Rate	Date	Value
Preferred Stocks – 0.3%

Dobson Communications Corp.(d)
3,876	6.00%	08/19/2016	$637,555
Eagle-Picher Holdings, Inc.
200	11.75	03/01/2008	200
GNC Corp.(a)(b)
2,750	12.00	12/01/2011	1,966,250
HLI Operating Co., Inc.
184	8.00	12/31/2049	6,992
Lucent Technologies Capital Trust I(d)
1,000	7.75	03/15/2017	999,941
Spanish Broadcasting Systems Incorporated(a)(b)
2,994	10.75	10/15/2013	3,199,838
Ziff Davis Holdings, Inc.
120	10.00	03/31/2010	72,000

TOTAL PREFERRED STOCKS
(Cost $8,589,666)			$6,882,776

		Expiration
Units		Date		Value
Warrants* – 0.1%

Advanstar Holdings Corp.(d)
2,875		10/15/2011		$57
American Tower Escrow Corp.(d)
2,750		08/01/2008		925,636
ASAT Finance LLC(d)
2,000		11/01/2006		20
Avecia Group PLC (Ordinary)(d)
40,000		07/01/2010		400
Avecia Group PLC (Preferred)(d)
40,000		07/01/2010		400
General Chemical Industrial Product, Inc.
311		04/30/2011		—
General Chemical Industrial Product, Inc. Series B
231		04/30/2011		—
Hayes Lemmerz International, Inc.
5,598		06/03/2006		336
IWO Holdings, Inc.(d)
3,000		01/15/2011		30
Knology, Inc.(d)
1,750		10/15/2007		768
Mattress Discounters Holding Corp.(d)
750		07/15/2007		8
MDP Acquisitions PLC(d)
2,500		10/01/2013		50,000
Merrill Corp. Class A(d)
1,500		05/01/2009		15
Ono Finance PLC
5,000	0.00%	05/31/2009		60
1,250	0.00	05/31/2009	(d)(g)	13
Pliant Corp.(d)
7,000		06/01/2010		70
Thermadyne Holdings Corp.
13,526		05/23/2009		676
Ziff Davis Holdings, Inc.
22,000		08/12/2012		2,200

TOTAL WARRANTS
(Cost $361,342)				$980,689

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 94.2%
(Cost $1,896,340,606)				$1,894,860,934

The accompanying notes are an integral part of these financial statements.

Statement of Investments  (continued)
October 31, 2005

 GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Repurchase Agreement(h) – 3.1%

Joint Repurchase Agreement Account II
$62,700,000	4.03%	11/01/2005	$62,700,000
Maturity Value: $62,707,019
(Cost $62,700,000)

TOTAL INVESTMENTS – 97.3%
(Cost $1,959,040,606)			$1,957,560,934

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

			As a % of
Currency Description			Net

Assets
DEM	=	German Mark	0.2
EUR	=	Euro	16.1
GBP	=	British Pound	1.8
USD	=	United States Dollar	79.2

(a)	Pay-in-kind securities.

(b)	Securities with “Put” or “Call” features. Maturity dates disclosed are the next “Put” or “Call” dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2005.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $312,407,827, which represents approximately 15.3% of net assets as of October 31, 2005.

(e)	Security is currently in default.

(f)	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.

(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Joint repurchase agreement was entered into on October 31, 2005. Additional information appears on page 43.

Security ratings disclosed, if any, are issued by Standard & Poor’s/ Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviation:
GDR	—	Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contracts	Date	Settlement Date	Current Value	Gain	Loss

Euro	11/16/2005	$9,798,963	$9,603,324	$—	$195,639
British Pound	11/16/2005	9,087,214	9,115,911	28,697	—
British Pound	11/16/2005	8,030,858	7,988,296	—	42,562

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$26,917,035	$26,707,531	$28,697	$238,201

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Euro	11/16/2005	$356,470,285	$343,720,518	$12,749,767	$—
Euro	11/16/2005	463,797	464,633	—	836
British Pound	11/16/2005	57,100,067	56,522,699	577,368	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$414,034,149	$400,707,850	$13,327,135	$836

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

October 31, 2005

The following graph shows the value, as of October 31, 2005, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Debt Fund. For comparative purposes, the performance of the Fund’s benchmark, the JPM EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 29, 2003 to October 31, 2005.

Average Annual Total Return through October 31, 2005	Since Inception	One Year

Class A (commenced August 29, 2003)
Excluding sales charges	16.47%	16.48%
Including sales charges	14.04%	11.20%

Institutional Class (commenced August 29, 2003)	17.01%	17.01%

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments

October 31, 2005

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Sovereign Debt Obligations – 74.7%

Argentina – 12.2%
Republic of Argentina
ARS 540,000	2.00%		01/03/2016	$303,913
Republic of Argentina (B-)
8,361,339	5.83		12/31/2033	3,489,842
EUR 407,305	7.82		12/31/2033	456,895
645,640	1.20	(a)	12/31/2038	278,556
Republic of Argentina (B-/ B3)(b)
$4,038,125	4.01		08/03/2012	3,639,025
Republic of Argentina (D)
DEM 225,000	7.00		03/18/2049	44,808
540,000	10.50		11/14/2049	106,711
Republic of Argentina (D/ Ca)
270,000	11.75		11/13/2026	52,942
$1,500,000	9.75		09/19/2027	465,000
EUR 400,000	9.00		05/24/2049	158,195
Republic of Argentina (Ca)
DEM 800,000	11.75		05/20/2011	161,768

				$9,157,655

Brazil – 8.9%
Federal Republic of Brazil (BB-/ Ba3)
$420,594	5.25	%(b)	04/15/2012	$410,331
200,000	10.50		07/14/2014	235,000
BRL 850,000	12.50		01/05/2016	355,771
$1,110,000	8.75		02/04/2025	1,134,975
240,000	10.13		05/15/2027	277,200
1,400,000	12.25		03/06/2030	1,865,500
220,000	8.25		01/20/2034	214,060
1,860,000	11.00		08/17/2040	2,237,580

				$6,730,417

Croatia(b) – 0.0%
Republic of Croatia (BBB/ Baa3)
31,818	4.75%		07/31/2010	$32,009

Dominican Republic – 1.2%
Dominican Republic (B/ B3)
52,375	9.50%		09/27/2011	$55,779
815,256	9.04		01/23/2018	866,210

				$921,989

Ecuador(a) – 1.9%
Republic of Ecuador (CCC+/ Caa1)
1,615,000	9.00%		08/15/2030	$1,445,425

El Salvador – 2.2%
Republic of El Salvador (BB+/ Baa3)
980,000	8.25%		04/10/2032	$1,031,450
610,000	7.65		06/15/2035	606,950

				$1,638,400

Guatemala – 3.4%
Republic of Guatemala (BB-/ Ba2)
$1,030,000	10.25%		11/08/2011	$1,225,700
330,000	9.25		08/01/2013	383,625
535,000	8.13	(c)(d)	10/06/2019	577,800
350,000	8.13	(c)	10/06/2019	382,445

				$2,569,570

Indonesia(b) – 0.3%
Republic of Indonesia
200,000	4.81%		01/25/2006	$198,000

Israel – 1.7%
Government of Israel (A2)
ILS 5,380,000	7.50%		03/31/2014	$1,256,145

Ivory Coast – 0.4%
Ivory Coast
$1,795,500	2.00%		03/30/2018	$314,213

Jamaica – 0.3%
Government of Jamaica (B/ B1)
243,000	9.00%		06/02/2015	$247,253

Lebanon(b) – 1.4%
Republic of Lebanon MTN (B-)
670,000	6.77%		11/30/2009	$680,050
Republic of Lebanon MTN (B-)(d)
400,000	6.77		11/30/2009	406,000

				$1,086,050

Mexico – 3.4%
United Mexican States (Baa1)
MXN29,355,000	8.00%		12/19/2013	$2,578,500

Nigeria(a) – 2.3%
Central Bank of Nigeria
$1,750,000	6.25%		11/15/2020	$1,741,250

Panama – 2.0%
Republic of Panama (BB/ Ba1)
1,255,000	9.38%		01/16/2023	$1,524,825

Peru – 4.0%
Republic of Peru (BB/ Ba3)
EUR 780,000	7.50%		10/14/2014	$1,056,314
$1,005,000	8.38		05/03/2016	1,133,137
820,000	7.35		07/21/2025	828,200

				$3,017,651

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
October 31, 2005

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Sovereign Debt Obligations – (continued)

Peru – (continued)
Philippines – 4.7%
Republic of Philippines (BB-/ B1)
$395,000	9.38	%(c)	01/18/2012	$432,525
80,000	9.00		02/15/2013	84,700
400,000	8.88		03/17/2015	422,500
750,000	8.00		01/15/2016	751,875
330,000	9.88		01/15/2019	367,125
50,000	9.50	(c)	10/21/2024	53,625
710,000	10.63		03/16/2025	819,162
550,000	9.50		02/02/2030	580,250

				$3,511,762

Poland – 1.2%
Republic of Poland (A-/ A2)
PLN 3,000,000	6.00%		05/24/2009	$932,350

Qatar – 0.7%
State of Qatar (A+/ A1)
$340,000	9.75%		06/15/2030	$504,900

Russia(a) – 7.2%
Russian Federation (BBB-/ Baa2)
4,855,000	5.00%		03/31/2030	$5,392,084

Turkey – 7.0%
Republic of Turkey (BB-/ B1)
1,790,000	11.75%		06/15/2010	$2,197,225
2,980,000	8.00		02/14/2034	3,076,850

				$5,274,075

Ukraine – 3.1%
Ukraine Government (BB-/ B1)
70,005	11.00%		03/15/2007	$73,418
340,000	7.34	(b)	08/05/2009	367,200
1,740,000	7.65		06/11/2013	1,866,150

				$2,306,768

Uruguay – 1.4%
Republic of Uruguay (B/ B3)
940,000	9.25%		05/17/2017	$1,022,250

Venezuela – 3.0%
Republic of Venezuela (B+/ B2)
830,000	10.75%		09/19/2013	$1,010,525
100,000	7.65		04/21/2025	98,500
430,000	9.25		09/15/2027	500,950
550,000	9.38		01/13/2034	639,650

				$2,249,625

Vietnam(d) – 0.8%
Socialist Republic of Vietnam (BB-/ Ba3)
580,000	6.88%		01/15/2016	$574,925

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $55,292,161)				$56,228,091

Corporate Debt Obligations – 8.5%

Germany – 5.9%
Gazprom OAO (BB)
$1,700,000	9.63%		03/01/2013	$2,042,890
Gazstream SA (BB/ Baa1)(d)
500,000	5.63		07/22/2013	493,750
Aries Vermogensverwaltng (BBB-/ Baa3)
1,500,000	9.60		10/25/2014	1,921,950

				$4,458,590

Venezuela(d) – 2.6%
Petrozuata Finance, Inc. (B+/ Ba3)
1,972,484	7.63%		04/01/2009	$1,972,484

TOTAL CORPORATE DEBT OBLIGATIONS
(Cost $6,454,471)				$6,431,074

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 83.2%
(Cost $61,746,632)			$62,659,165

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Repurchase Agreement(e) – 18.2%

United States – 18.2%
Joint Repurchase Agreement Account II
$13,700,000	4.03%	11/01/2005	$13,700,000
Maturity Value: $13,701,534
(Cost $13,700,000)

TOTAL INVESTMENTS – 101.4%
(Cost $75,446,632)			$76,359,165

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency Description

ARS	=	Argentine Peso
BRL	=	Brazilian Real
DEM	=	German Mark
EUR	=	Euro
ILS	=	Israeli Shekel
MXN	=	Mexican Peso
PLN	=	Polish Zloty

(a)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2005.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2005.

(c)	Securities with “Call” or “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,024,959, which represents approximately 5.4% of net assets as of October 31, 2005.

(e)	Joint repurchase agreement was entered into on October 31, 2005. Additional information appears on page 43.

Security ratings disclosed, if any, are issued by Standard & Poor’s/ Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviation:
MTN	—	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments (continued)
October 31, 2005

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2005, the following futures contracts were open as follows:

	Number of Contracts			Unrealized
Type	Short	Settlement Month	Market Value	Gain

5 Year U.S. Treasury Notes	(40)	December 2005	$(4,235,625)	$55,966

FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contracts	Date	Settlement Date	Current Value	Gain	Loss

Mexican Peso	1/13/2006	$1,779,291	$1,801,237	$21,946	$—

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Euro	11/30/2005	$2,085,317	$2,088,740	$—	$3,423
	11/30/2005	195,261	193,884	1,377
Israeli Shekel	01/26/2006	1,258,116	1,257,870	246	—
Mexican Peso	01/18/2006	4,367,861	4,407,657	—	39,796
Polish Zloty	12/13/2005	980,464	939,876	40,588	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$8,887,019	$8,888,027	$42,211	$43,219

SWAP CONTRACTS — At October 31, 2005, the Fund had an outstanding swap contract with the following terms:

Rate Type

		Notional		Payments	Payments
	Swap	Amount	Termination	received by	made by	Unrealized
Swap Type	Counterparty	(000s)	Date	the Fund	the Fund	Loss

Interest Rate	Salomon Smith Barney	$22,800	10/15/2015	9.60%	28 Day Mexico Interbank Rate (TIIE)	$9,916

Upfront
Payment
		Notional			made by
	Swap	Amount	Termination	Reference	the Fund	Unrealized
Swap Type	Counterparty	(000s)	Date	Security	(000s)	Gain

Total Return	JPMorgan Chase	EGP 6,640	3/23/2006	Egyptian T-Bill*	$1,110	$673

*	The reference security is a government bond issued by the Arab Republic of Egypt, with a maturity date of March 21, 2006 and a principal amount of EGP 6,640,000. On the termination date of the swap, the Fund will receive a payment from the counterparty equal to the notional amount multiplied by the price of the reference security, converted to US dollars, less related costs, if any.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments

October 31, 2005

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2005, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

High Yield Fund	$62,700,000

Emerging Markets Debt	13,700,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$2,020,000,000	4.03%	11/01/2005	$2,020,226,128

Barclays Capital PLC	2,250,000,000	4.04	11/01/2005	2,250,252,500

Bear Stearns & Co.	500,000,000	4.04	11/01/2005	500,056,111

CS First Boston LLC	500,000,000	4.04	11/01/2005	500,056,111

Deutsche Bank Securities, Inc.	2,020,000,000	4.03	11/01/2005	2,020,226,128

Greenwich Capital Markets	300,000,000	4.04	11/01/2005	300,033,667

J.P. Morgan Securities, Inc.	250,000,000	4.04	11/01/2005	250,028,056

Morgan Stanley & Co.	1,520,000,000	4.03	11/01/2005	1,520,170,155

UBS Securities LLC	1,064,500,000	4.03	11/01/2005	1,064,619,165

Wachovia Capital Markets	500,000,000	4.04	11/01/2005	500,056,111

TOTAL	$10,924,500,000			$10,925,724,132

At October 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 1.87% to 7.25%, due 11/04/2005 to 06/22/2015; Federal Home Loan Bank, 0.00% to 7.62%, due 11/15/2005 to 03/17/2015; Federal Home Loan Mortgage Association, 0.00% to 13.25%, due 11/07/2005 to 10/01/2035; Federal National Mortgage Association, 0.00% to 15.00%, due 01/01/2006 to 11/01/2035; U.S. Treasury Bills, 0% due 11/03/2005 to 11/17/2005 and Tennessee Valley Authority, 6.79% due 05/23/2012. The aggregate market value of the collateral, including accrued interest, was $11,158,453,890.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Assets and Liabilities

October 31, 2005

	Global	High Yield	Emerging Markets
	Income Fund	Fund	Debt Fund

Assets:

Investment in securities, at value (identified cost $417,346,555, $1,896,340,606 and $61,746,632, respectively)	$415,976,835	$1,894,860,934	$62,659,165
Repurchase agreements, at value	—	62,700,000	13,700,000
Cash(a)	679	314,990	92,019
Foreign currencies, at value (identified cost $348,263, $0 and $26,577, respectively)	345,302	—	26,871
Receivables:
Interest and Dividends, at value (net of allowances)	6,439,217	41,053,516	1,173,037
Forward foreign currency exchange contracts, at value	7,016,841	13,355,832	64,157
Investment securities sold, at value	4,644,453	20,771,289	1,339,569
Fund shares sold	911,052	7,950,584	190,003
Variation margin, at value(b)	618,334	—	19,375
Reimbursement from investment adviser	45,088	30,103	19,880
Swap contracts, at value	268,899	—	1,117,144
Other assets	767	5,564	92

Total assets	436,267,467	2,041,042,812	80,401,312

Liabilities:

Due to custodian for foreign currencies, at value (identified cost $9,063,670 for High Yield Fund)	—	9,107,659	—
Payables:
Investment securities purchased, at value	7,360,116	7,023,423	3,751,271
Fund shares repurchased	271,401	7,861,355	9,011
Forward foreign currency exchange contracts, at value	5,868,862	239,037	43,219
Income distribution	—	3,731,857	31,823
Amounts owed to affiliates	325,694	1,762,614	59,438
Options written, at value (premium received $164,498)	295,356	—	—
Swap contracts, at value	201,434	—	9,916
Due to swap counterparty	—	—	1,109,053
Accrued expenses	170,823	250,798	98,838

Total liabilities	14,493,686	29,976,743	5,112,569

Net Assets:

Paid-in capital	467,812,345	2,011,801,758	71,063,445
Accumulated undistributed net investment income	13,747,736	4,214,366	269,755
Accumulated net realized gain (loss) on investment, options, futures, swaps and foreign currency related transactions	(57,197,936)	(16,482,558)	2,979,853
Net unrealized gain (loss) on investments, options, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(2,588,364)	11,532,503	975,690

NET ASSETS	$421,773,781	$2,011,066,069	$75,288,743
Net Assets:
Class A	$173,711,694	$1,006,734,106	$34,327,025
Class B	24,819,280	104,637,120	—
Class C	8,369,685	72,589,656	—
Institutional	214,409,657	825,507,822	40,961,718
Service	463,465	1,597,365	—

Shares outstanding:
Class A	13,106,766	128,934,840	2,922,241
Class B	1,879,671	13,383,007	—
Class C	635,095	9,293,984	—
Institutional	16,200,797	105,558,692	3,483,303

Service	35,049	204,739	—

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	31,857,378	257,375,262	6,405,544

Net asset value, offering and redemption price per share:(c)
Class A	$13.25	$7.81	$11.75
Class B	13.20	7.82	—
Class C	13.18	7.81	—
Institutional	13.23	7.82	11.76
Service	13.22	7.80	—

(a)	Includes restricted cash of $140,250 for segregation purposes for the High Yield Fund.
(b)	Includes restricted cash of $610,770 and $19,375 related to initial margin requirements and collateral on futures transactions for the Global Income and Emerging Markets Debt Fund, respectively.
(c)	Maximum public offering price per share for Class A shares of the Global Income, High Yield and Emerging Markets Debt Funds (NAV per share multiplied by 1.0471) is $13.87, $8.18 and $12.30, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Operations

For the Year Ended October 31, 2005

	Global	High Yield	Emerging Markets
	Income Fund	Fund	Debt Fund

Investment income:

Interest (net of allowances)(a)	$11,996,741	$179,175,182	$3,080,555
Dividends	41,260	1,023,656	—

Total income	12,038,001	180,198,838	3,080,555

Expenses:

Management fees	2,544,236	14,200,370	331,555
Distribution and Service fees(b)	801,691	4,412,968	35,893
Transfer Agent fees(b)	433,233	2,553,734	35,732
Custody and accounting fees	299,346	457,047	104,676
Registration fees	67,513	106,147	25,327
Professional fees	56,054	78,085	51,495
Printing fees	47,806	76,815	37,480
Trustee fees	15,115	15,115	15,115
Service share fees	2,694	7,442	—
Other	66,030	176,679	35,078

Total expenses	4,333,718	22,084,402	672,351

Less — expense reductions	(798,921)	(478,015)	(254,529)

Net Expenses	3,534,797	21,606,387	417,822

NET INVESTMENT INCOME	8,503,204	158,592,451	2,662,733

Realized and unrealized gain (loss) on investment, options, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	6,839,000	27,895,668	3,097,235
Options written	(323,321)	—	—
Futures transactions	(735,665)	—	104,166
Swap contracts	12,995	—	—
Foreign currency related transactions	24,032,993	17,343,579	62,842
Net change in unrealized gain (loss) on:
Investments	(26,267,921)	(129,992,446)	32,416
Options written	(137,474)	—	—
Futures	1,132,448	—	55,966
Swap contracts	67,465	—	(9,243)
Translation of assets and liabilities denominated in foreign currencies	1,797,569	27,261,703	17,651

Net realized and unrealized gain (loss) on investment, options, futures, swap and foreign currency related transactions:	6,418,089	(57,491,496)	3,361,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,921,293	$101,100,955	$6,023,766

(a)	Net of $2,287 and $13 in foreign withholding tax for the High Yield Fund and Emerging Markets Debt Fund, respectively.

(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Global Income Fund	$428,181	$282,519	$90,991	$308,524	$51,049	$16,416	$57,029	$215
High Yield Fund	2,669,899	1,087,680	655,389	1,926,047	195,718	117,353	314,021	595
Emerging Markets Debt Fund	35,893	—	—	24,897	—	—	10,835	—

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Global Income Fund

	For the	For the
	Year Ended	Year Ended
	October 31, 2005	October 31, 2004

From operations:

Net investment income	$8,503,204	$8,999,380
Net realized gain on investment, option, futures, swap and foreign currency related transactions	29,826,002	10,097,810
Net increase from payment by affiliates and net gains realized on the disposal of investments in violation of restrictions	—	—
Net change in unrealized gain (loss) on investments, options, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(23,407,913)	(5,133,032)

Net increase in net assets resulting from operations	14,921,293	13,964,158

Distributions to shareholders:

From net investment income
Class A Shares	(12,637,043)	(18,204,247)
Class B Shares	(1,906,896)	(3,018,479)
Class C Shares	(615,553)	(862,900)
Institutional Shares	(10,092,583)	(9,468,960)
Service Shares	(39,718)	(52,549)
From net realized gains
Class A Shares	—	—
Institutional Shares	—	—

Total distributions to shareholders	(25,291,793)	(31,607,135)

From share transactions:

Proceeds from sales of shares	294,640,539	62,259,461
Reinvestment of dividends and distributions	21,891,808	26,707,499
Cost of shares repurchased (a)	(210,384,450)	(109,213,156)

Net increase (decrease) in net assets resulting from share transactions	106,147,897	(20,246,196)

TOTAL INCREASE (DECREASE)	95,777,397	(37,889,173)

Net assets:

Beginning of year	325,996,384	363,885,557

End of year	$421,773,781	$325,996,384

Accumulated undistributed net investment income	$13,747,736	$4,443,525

(a)	Net of redemption fees, remitted to the Funds as follows:

	For the Year	For the Year
	Ended	Ended
Fund	October 31, 2005	October 31, 2004

Global Income	$6,229	$274

High Yield	63,737	94,167

Emerging Markets Debt	2,083	9

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

High Yield Fund		Emerging Markets Debt Fund

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2005	October 31, 2004	October 31, 2005	October 31, 2004

$158,592,451	$208,620,457	$2,662,733	$1,063,447
45,239,247	138,156,617	3,264,243	1,068,301
—	—	—	525
(102,730,743)	(42,478,857)	96,790	678,350

101,100,955	304,298,217	6,023,766	2,810,623

(89,921,358)	(116,133,970)	(880,892)	(199,225)
(8,286,780)	(7,784,551)	—	—
(4,972,722)	(3,926,637)	—	—
(68,948,809)	(85,237,365)	(1,670,378)	(831,857)
(125,665)	(90,732)	—	—
—	—	(297,553)	(4,378)
—	—	(948,324)	(39,398)

(172,255,334)	(213,173,255)	(3,797,147)	(1,074,858)

1,034,540,842	977,232,910	52,373,706	15,599,364
122,358,326	145,984,629	3,703,776	1,065,695
(1,178,657,417)	(2,196,477,093)	(8,812,947)	(5,379,594)

(21,758,249)	(1,073,259,554)	47,264,535	11,285,465

(92,912,628)	(982,134,592)	49,491,154	13,021,230

2,103,978,697	3,086,113,289	25,797,589	12,776,359

$2,011,066,069	$2,103,978,697	$75,288,743	$25,797,589

$4,214,366	$20,146,037	$269,755	$2,050

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements

October 31, 2005

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Global Income Fund (“Global Income”), Goldman Sachs High Yield Fund (“High Yield”) and Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt”), (collectively, the “Funds” or individually a “Fund”). High Yield is a diversified portfolio of the Trust whereas Global Income and Emerging Markets Debt are registered as non-diversified portfolios. During the fiscal year, Emerging Markets Debt met the asset diversification tests of section 851(b)(3) of the Internal Revenue Code, but, for a portion of the fiscal year, the Fund’s investments were not diversified as defined under Section 5(b) of the Act. The Fund’s investments were brought into conformance with Section 5(b). However, a proposal to change the Fund’s sub-classification under the Act from a diversified company to a non-diversified company was submitted to the shareholders of Emerging Markets Debt. At a special meeting on September 6, 2005 of the shareholders of Emerging Markets Debt, the proposal to approve a change in the Fund’s sub-classification under the Act from a diversified to a non-diversified investment company and the elimination of a related investment limitation was approved. The shareholder vote was as follows: For: 2,419,994; Against: 73,125; Abstain: 70,112. As a result, the Fund is permitted to invest more of its assets in fewer issuers than a diversified mutual fund and may present greater investment risk than a diversified mutual fund. The Fund may also be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Global Income and High Yield offer five classes of shares — Class A, Class B, Class C, Institutional and Service. Emerging Markets Debt offers two classes of shares — Class A and Institutional. Class A shares of Global Income, High Yield and Emerging Markets Debt are sold with front-end sales charges of up to 4.50%. Class B shares of Global Income and High Yield are sold with contingent deferred sales charges that decline from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of Global Income and High Yield are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares of Global Income, High Yield and Emerging Markets Debt, and Service Class Shares of Global Income and High Yield, are not subject to a sales charge. Such sales loads are paid directly to Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.
     High Yield invests primarily in non-investment grade fixed-income securities, which are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, generally negative perceptions of the junk bond markets and less secondary market liquidity.
     Emerging Markets Debt and Global Income invest in securities of foreign companies and foreign governments which involves special risks; including, but not limited to, the possibility of future political and economic developments that could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid, and their prices more volatile, than those of comparable U.S. companies and the United States government. In addition, Emerging Markets Debt invests in the Sovereign Debt Obligations of countries that are considered emerging markets countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic developments that may adversely affect the economies of these emerging markets countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

A. Investment Valuation — Portfolio securities for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Investments in securities traded on a U.S. or foreign securities exchange (or the Nasdaq system) are valued daily at their last price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Portfolio securities for which accurate market quotations are not readily available or are deemed inaccurate by the Funds’ respective investment adviser are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued (net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable), premium amortized and discount accreted. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes which are reduced by any amounts reclaimable by the Funds. Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Global Income and High Yield Funds and Class A shareholders of the Emerging Markets Debt Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares of the Global Income and High Yield Funds bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

D. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions for the High Yield and Emerging Markets Debt Funds are declared daily and paid monthly. Income distributions for the Global Income Fund are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually for all funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from paid-in capital.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

October 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and the sale and holdings of foreign denominated debt obligations; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments and are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, swap contracts, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets, on the books of their custodian, with a mark-to-market value equal to or greater than the market value of the corresponding transactions.

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

H. Options — When Global Income writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. Purchased over-the-counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to a Fund.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

J. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2005, the Funds had sufficient cash and/or securities to cover any commitment under these contracts.

K. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

     The Funds record unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contracts, including terminated swaps, are recorded as realized gains or losses.
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that obligates one party to pay or receive an amount (either upfront or periodically) in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Either periodically or at the termination of the swap, the parties exchange payment(s) based on the economic returns of a specified notional amount of the underlying reference asset.

L. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

October 31, 2005

3. AGREEMENTS

GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of the High Yield and Emerging Markets Debt Funds, and Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of the Global Income Fund (the Investment Management Agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”). Under the Agreements, the respective investment adviser manages the Funds, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the investment advisers are entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     Effective February 25, 2005, GSAMI reduced the contractual management fee of the Global Income Fund from 0.90% to 0.65% of the Fund’s average daily net assets. Prior to February 25, 2005, GSAMI had voluntarily waived a portion of its management fee for the Global Income Fund equal to 0.25% of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Funds which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM and GSAMI implemented a fee reduction commitment on a voluntary basis and waived a portion of its Management fees for the Funds to achieve the following annual rates:

		Management
Fund	Asset Level	Fee

Global Income	Up to $1 billion	0.65%
	Next $1 billion	0.59
	Over $2 billion	0.56

High Yield	Up to $2 billion	0.70
	Over $2 billion	0.63

Emerging Markets Debt	Up to $2 billion	0.80
	Over $2 billion	0.72

     Prior to July 1, 2005, the Funds’ Management fees, as an annual percentage rate of average daily net assets, were as follows:

Management
Fund	Fee

Global Income	0.65%

High Yield	0.70

Emerging Markets Debt	0.80

     Each investment adviser has voluntarily agreed to limit certain “Other expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset agreements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse their respective adviser for prior fiscal year expense reimbursements, if any.

     For the year ended October 31, 2005, as an annual percentage rate of average daily net assets, the Other Expense limitations of the Global Income, High Yield, and Emerging Markets Funds were 0.004%, 0.024%, and 0.044%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

3. AGREEMENTS (continued)
the average daily net assets attributable to Emerging Markets Debt Class A Shares and 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively of Global Income and High Yield. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares of Global Income and High Yield.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2005, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
		Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Global Income	$19,500	$—	$200

High Yield	529,300	1,100	3,900

Emerging Markets Debt	13,600	N/A	N/A

     Class A, Institutional and Services Shares of the Funds (as applicable) charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Effective November 15, 2004, Class B and Class C Shares of Global Income and High Yield began charging a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Class A, Institutional and Service shares of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Redemption fees are reimbursed to the Funds and reflected as a reduction in share redemptions on the Statement of Changes in Net Assets. Redemption fees are credited to Paid in Capital and are allocated to each share class of the Fund on a pro rata basis.

     Goldman Sachs also serves as Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate. At a meeting held on June 16, 2005, the Board of Trustees approved a contractual reduction in Transfer Agent fees from an annual rate of 0.19% to an annual rate of 0.16% of the average daily net assets of the Funds for Class A, Class B, and Class C Shares, effective July 1, 2005. The Institutional and Service Shares of the Funds are charged an annual rate of 0.04% of the average daily net assets.
     The Trust, on behalf of Global Income and High Yield Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)
October 31, 2005

3. AGREEMENTS (continued)
     For the year ended October 31, 2005, GSAM and GSAMI have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses. These expense reductions were as follows (in thousands):

		Other	Custody	Total
	Management	Expense	Fee	Expense
Fund	Fee Waiver	Reimbursement	Reduction	Reductions

Global Income	$258	$538	$3	$799

High Yield	12	423	43	478

Emerging Markets Debt	—	251	4	255

     As of October 31, 2005, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

Global Income	$226	$65	$35	$326

High Yield	1,207	366	190	1,763

Emerging Markets Debt	46	7	6	59

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the year ended October 31, 2005, were as follows:

				Sales and
			Sales and	Maturities
	Purchases of	Purchases	Maturities of	(Excluding
	U.S. Government	(Excluding	U.S. Government	U.S. Government
	and Agency	U.S. Government and	and Agency	and Agency
Fund	Obligations	Agency Obligations)	Obligations	Obligations)

Global Income	$148,656,484	$377,555,861	$119,803,525	$348,386,119

High Yield	—	986,460,794	—	1,003,866,738

Emerging Markets Debt	5,629,215	112,069,535	7,619,570	73,270,061

     For the year ended October 31, 2005, the Emerging Markets Debt Fund paid commissions of approximately $1,100 in connection with futures contracts entered into with Goldman Sachs.

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended October 31, 2005, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows:

	Global Income	High Yield	Emerging Markets Debt

Distributions paid from:
Ordinary income	$25,291,793	$172,255,334	$3,797,147

Total taxable distributions	$25,291,793	$172,255,334	$3,797,147

     The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows:

	Global Income	High Yield	Emerging Markets Debt

Distributions paid from:
Ordinary income	$31,607,135	$213,173,255	$1,074,858

Total taxable distributions	$31,607,135	$213,173,255	$1,074,858

     As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Global Income	High Yield	Emerging Markets Debt

Undistributed ordinary income — net	$19,242,412	$9,614,739	$3,055,178
Undistributed long-term capital gains	—	—	312,341
Total undistributed earnings	19,242,412	9,614,739	3,367,519
Capital loss carryforward:(1)(2)
Expiring 2010	(26,255,374)	—	—
Expiring 2011	(28,737,453)	(3,216,115)	—
Expiring 2012	(1,611,665)	—	—

Total capital loss carryforward	$(56,604,492)	$(3,216,115)	$—
Timing differences (distributions payable and swaps receivable)	(673,365)	(5,400,373)	(31,902)
Unrealized gains (losses) — net	(8,003,119)	(1,733,940)	889,681

Total accumulated earnings (losses) — net	$(46,038,564)	$(735,689)	$4,225,298

     At October 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Global Income	High Yield	Emerging Markets Debt

Tax cost	$421,188,303	$1,959,190,254	$75,455,983
Gross unrealized gain	34,721,420	118,750,185	3,474,685
Gross unrealized loss	(39,932,888)	(120,379,505)	(2,571,503)

Net unrealized security gain (loss)	$(5,211,468)	$(1,629,320)	$903,182

(1) Expiration occurs on October 31 of the year indicated.
(2) Global Income and High Yield utilized $4,495,375 and $60,624,784 of capital losses, respectively in the current fiscal year.

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gain on futures and forward foreign currency contracts recognized for tax purposes and differing treatment of market premium amortization and discount accretion.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)
October 31, 2005

6. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the differing book/tax treatments for foreign currency transactions and certain consent fee payments.

			Accumulated Net
			Realized
			Gain (Loss) on Investment,
		Accumulated	Options, Futures, and
	Paid-In-	Undistributed Net	Foreign Currency Related
Fund	Capital	Investment Income	Transactions

Global Income	$—	$26,092,800	$(26,092,800)

High Yield	—	(2,268,788)	2,268,788

Emerging Markets Debt	—	156,242	(156,242)

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

7. OTHER MATTERS

     As of October 31, 2005, the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio were beneficial owners of approximately 8%, 8% and 27% of the Global Income Fund, respectively.

     As of October 31, 2005, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio were beneficial owners of approximately 17% and 25% of the Emerging Markets Debt Fund, respectively.

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Funds in this report with the exception of Emerging Markets Debt, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements

October 31, 2005

8. SUMMARY OF SHARE TRANSACTIONS

	Global Income Fund

	For the Year Ended		For the Year Ended
	October 31, 2005		October 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,506,979	$74,333,167	1,705,932	$23,677,353
Reinvestment of dividends and distributions	838,199	11,271,419	1,156,825	16,008,172
Shares converted from Class B(a)	35,018	472,887	4,259	58,372
Shares repurchased	(5,602,085)	(75,652,596)	(6,147,586)	(85,526,397)

	778,111	10,424,877	(3,280,570)	(45,782,500)

Class B Shares
Shares sold	126,039	1,694,577	144,753	2,013,543
Reinvestment of dividends and distributions	115,459	1,547,652	179,557	2,477,114
Shares converted to Class A(a)	(35,172)	(472,887)	(4,275)	(58,372)
Shares repurchased	(623,523)	(8,390,953)	(611,637)	(8,437,586)

	(417,197)	(5,621,611)	(291,602)	(4,005,301)

Class C Shares
Shares sold	227,163	3,067,526	99,892	1,378,991
Reinvestment of dividends and distributions	37,222	498,032	49,049	675,636
Shares repurchased	(252,443)	(3,388,520)	(310,803)	(4,294,118)

	11,942	177,038	(161,862)	(2,239,491)

Institutional Shares
Shares sold	16,030,460	215,416,614	2,540,203	34,927,716
Reinvestment of dividends and distributions	638,411	8,557,970	544,249	7,507,345
Shares repurchased	(9,082,740)	(122,816,175)	(758,876)	(10,546,829)

	7,586,131	101,158,409	2,325,576	31,888,232

Service Shares
Shares sold	9,461	128,655	18,847	261,858
Reinvestment of dividends and distributions	1,247	16,735	2,836	39,232
Shares repurchased	(10,154)	(136,206)	(29,626)	(408,226)

	554	9,184	(7,943)	(107,136)

NET INCREASE (DECREASE)	7,959,541	$106,147,897	(1,416,401)	$(20,246,196)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

High Yield Fund				Emerging Markets Debt Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
October 31, 2005		October 31, 2004		October 31, 2005		October 31, 2004

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

59,918,904	$482,923,803	60,786,968	$482,296,132	2,559,829	$29,690,378	628,921	$6,736,000
8,288,463	66,555,057	10,070,907	79,914,528	95,808	1,090,595	18,679	197,409
215,394	1,716,843	6,610	51,945	—	—	—	—
(76,783,213)	(614,605,307)	(167,256,507)	(1,327,821,970)	(217,414)	(2,465,633)	(270,069)	(2,853,120)

(8,360,452)	(63,409,604)	(96,392,022)	(765,559,365)	2,438,223	28,315,340	377,531	4,080,289

3,339,129	26,994,815	2,918,454	23,192,938	—	—	—	—
703,838	5,657,069	588,398	4,672,437	—	—	—	—
(215,124)	(1,716,843)	(6,602)	(51,945)	—	—	—	—
(3,438,905)	(27,602,836)	(3,057,110)	(24,220,565)	—	—	—	—

388,938	3,332,205	443,140	3,592,865	—	—	—	—

4,483,137	36,110,747	2,790,975	22,173,898	—	—	—	—
424,989	3,409,990	322,817	2,560,358	—	—	—	—
(2,566,081)	(20,585,642)	(2,169,365)	(17,137,950)	—	—	—	—

2,342,045	18,935,095	944,427	7,596,306	—	—	—	—

60,952,919	487,770,294	56,425,341	448,752,747	1,980,002	22,683,328	835,831	8,863,364
5,806,502	46,697,529	7,402,859	58,825,581	231,745	2,613,181	82,127	868,286
(64,058,550)	(515,581,178)	(104,379,407)	(826,639,453)	(550,280)	(6,347,314)	(239,256)	(2,526,474)

2,700,871	18,886,645	(40,551,207)	(319,061,125)	1,661,467	18,949,195	678,702	7,205,176

91,663	741,183	101,799	817,195	—	—	—	—
4,827	38,681	1,474	11,725	—	—	—	—
(35,156)	(282,454)	(82,610)	(657,155)	—	—	—	—

61,334	497,410	20,663	171,765	—	—	—	—

(2,867,264)	$(21,758,249)	(135,534,999)	$(1,073,259,554)	4,099,690	$47,264,535	1,056,233	$11,285,465

 GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
							Distributions to
	Net asset						shareholders
	value,	Net		Net realized		Total from	from net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of year	income(a)		gain (loss)		operations	income

FOR THE YEAR ENDED OCTOBER 31,

2005 - A	$13.65	$0.32		$0.28		$0.60	$(1.00)
2005 - B	13.61	0.22		0.27		0.49	(0.90)
2005 - C	13.58	0.22		0.28		0.50	(0.90)
2005 - Institutional	13.64	0.37		0.28		0.65	(1.06)
2005 - Service	13.63	0.30		0.28		0.58	(0.99)

2004 - A	14.39	0.36		0.19		0.55	(1.29)
2004 - B	14.34	0.28		0.19		0.47	(1.20)
2004 - C	14.32	0.28		0.18		0.46	(1.20)
2004 - Institutional	14.37	0.43		0.20		0.63	(1.36)
2004 - Service	14.36	0.37		0.19		0.56	(1.29)

2003 - A	14.34	0.46		0.32		0.78	(0.73)
2003 - B	14.30	0.39		0.30		0.69	(0.65)
2003 - C	14.27	0.38		0.32		0.70	(0.65)
2003 - Institutional	14.33	0.56		0.30		0.86	(0.82)
2003 - Service	14.31	0.49		0.31		0.80	(0.75)

2002 - A	14.72	0.50	(c)	(0.35	)(c)	0.15	(0.53)
2002 - B	14.68	0.41	(c)	(0.33	)(c)	0.08	(0.46)
2002 - C	14.65	0.41	(c)	(0.33	)(c)	0.08	(0.46)
2002 - Institutional	14.70	0.58	(c)	(0.33	)(c)	0.25	(0.62)
2002 - Service	14.69	0.50	(c)	(0.33	)(c)	0.17	(0.55)

2001 - A	14.68	0.55		0.85		1.40	(1.36)
2001 - B	14.65	0.48		0.84		1.32	(1.29)
2001 - C	14.63	0.47		0.84		1.31	(1.29)
2001 - Institutional	14.67	0.65		0.84		1.49	(1.46)
2001 - Service	14.66	0.57		0.84		1.41	(1.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.43%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of total	net investment
Net asset		end of	net expenses	income		expenses	income		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$13.25	4.56%	$173,712	1.08%	2.36%		1.32%	2.12%		137%
13.20	3.72	24,819	1.83	1.61		2.07	1.37		137
13.18	3.80	8,370	1.83	1.61		2.07	1.37		137
13.23	4.90	214,410	0.69	2.70		0.91	2.48		137
13.22	4.38	463	1.19	2.26		1.43	2.02		137

13.65	4.01	168,340	1.25	2.60		1.67	2.18		109
13.61	3.47	31,252	1.84	2.00		2.26	1.58		109
13.58	3.40	8,463	1.84	2.01		2.26	1.59		109
13.64	4.66	117,471	0.69	3.12		1.11	2.70		109
13.63	4.13	470	1.19	2.65		1.61	2.23		109

14.39	5.45	224,553	1.35	3.15		1.74	2.76		106
14.34	4.87	37,118	1.85	2.64		2.24	2.25		106
14.32	4.96	11,238	1.85	2.64		2.24	2.25		106
14.37	6.07	90,368	0.70	3.82		1.09	3.43		106
14.36	5.61	609	1.20	3.37		1.59	2.98		106

14.34	1.08	255,821	1.34	3.36	(c)	1.72	2.98	(c)	146
14.30	0.59	37,986	1.84	2.88	(c)	2.22	2.50	(c)	146
14.27	0.59	11,533	1.84	2.88	(c)	2.22	2.50	(c)	146
14.33	1.82	143,127	0.69	4.00	(c)	1.07	3.62	(c)	146
14.31	1.24	1,184	1.19	3.49	(c)	1.57	3.11	(c)	146

14.72	10.08	286,718	1.34	3.80		1.70	3.44		222
14.68	9.50	31,969	1.84	3.28		2.20	2.92		222
14.65	9.44	8,679	1.84	3.28		2.20	2.92		222
14.70	10.73	181,869	0.69	4.47		1.05	4.11		222
14.69	10.18	1,394	1.19	3.96		1.55	3.60		222

 GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations

							Distributions to
	Net asset						shareholders
	value,	Net		Net realized		Total from	from net	Net asset
	beginning	investment		and unrealized		investment	investment	value, end	Total
Year - Share Class	of year	income(a)		gain (loss)		operations	income	of year	return(b)

FOR THE YEAR ENDED OCTOBER 31,

2005 - A	$8.08	$0.62		$(0.22)		$0.40	$(0.67)	$7.81	5.10%
2005 - B	8.09	0.56		(0.22)		0.34	(0.61)	7.82	4.31
2005 - C	8.08	0.56		(0.22)		0.34	(0.61)	7.81	4.32
2005 - Institutional	8.09	0.65		(0.21)		0.44	(0.71)	7.82	5.50
2005 - Service	8.09	0.62		(0.24)		0.38	(0.67)	7.80	4.72

2004 - A	7.79	0.65		0.32		0.97	(0.68)	8.08	12.94
2004 - B	7.80	0.60		0.31		0.91	(0.62)	8.09	12.09
2004 - C	7.79	0.60		0.31		0.91	(0.62)	8.08	12.10
2004 - Institutional	7.81	0.69		0.30		0.99	(0.71)	8.09	13.23
2004 - Service	7.80	0.65		0.31		0.96	(0.67)	8.09	12.81

2003 - A	6.38	0.65		1.40		2.05	(0.64)	7.79	33.34
2003 - B	6.39	0.60		1.39		1.99	(0.58)	7.80	32.31
2003 - C	6.38	0.59		1.40		1.99	(0.58)	7.79	32.36
2003 - Institutional	6.39	0.68		1.41		2.09	(0.67)	7.81	33.98
2003 - Service	6.39	0.64		1.40		2.04	(0.63)	7.80	33.16

2002 - A	7.24	0.68	(c)	(0.86	)(c)	(0.18)	(0.68)	6.38	(2.98)
2002 - B	7.24	0.63	(c)	(0.85	)(c)	(0.22)	(0.63)	6.39	(3.56)
2002 - C	7.24	0.62	(c)	(0.85	)(c)	(0.23)	(0.63)	6.38	(3.57)
2002 - Institutional	7.25	0.70	(c)	(0.85	)(c)	(0.15)	(0.71)	6.39	(2.59)
2002 - Service	7.24	0.67	(c)	(0.84	)(c)	(0.17)	(0.68)	6.39	(2.93)

2001 - A	8.18	0.83		(0.93)		(0.10)	(0.84)	7.24	(1.54)
2001 - B	8.18	0.77		(0.93)		(0.16)	(0.78)	7.24	(2.28)
2001 - C	8.17	0.77		(0.92)		(0.15)	(0.78)	7.24	(2.28)
2001 - Institutional	8.19	0.86		(0.93)		(0.07)	(0.87)	7.25	(1.14)
2001 - Service	8.19	0.82		(0.94)		(0.12)	(0.83)	7.24	(1.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. For the year ended October 31, 2002, this change had no impact on net investment income per share, no impact on net realized and unrealized gains and losses per share and no impact on the ratio of net investment income to average net assets with or without expense reductions. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change to presentation.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

				Ratios assuming no
				expense reductions

		Ratio of			Ratio of
Net assets,	Ratio of	net investment		Ratio of total	net investment
end of	net expenses	income		expenses	income		Portfolio
year	to average	to average		to average	to average		turnover
(in 000s)	net assets	net assets		net assets	net assets		rate

$1,006,734	1.15%	7.74%		1.17%	7.72%		52%
104,637	1.90	6.98		1.92	6.96		52
72,590	1.90	6.95		1.92	6.93		52
825,508	0.76	8.11		0.79	8.08		52
1,597	1.26	7.62		1.29	7.59		52

1,109,364	1.16	8.31		1.18	8.29		47
105,106	1.91	7.54		1.93	7.52		47
56,174	1.91	7.53		1.93	7.51		47
832,175	0.76	8.73		0.78	8.71		47
1,160	1.26	8.18		1.28	8.16		47

1,821,032	1.17	8.97		1.19	8.95		54
97,894	1.92	8.25		1.94	8.23		54
46,812	1.92	8.21		1.94	8.19		54
1,119,417	0.77	9.42		0.79	9.40		54
958	1.27	8.86		1.29	8.84		54

770,011	1.16	9.54	(c)	1.19	9.51	(c)	36
54,065	1.91	8.83	(c)	1.94	8.80	(c)	36
20,107	1.91	8.81	(c)	1.94	8.78	(c)	36
726,140	0.76	9.95	(c)	0.79	9.92	(c)	36
494	1.26	9.50	(c)	1.29	9.47	(c)	36

493,739	1.16	10.55		1.22	10.49		57
45,514	1.91	9.83		1.97	9.77		57
12,494	1.91	9.82		1.97	9.76		57
460,253	0.76	10.96		0.82	10.90		57
384	1.26	10.49		1.32	10.43		57

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Period - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE YEAR ENDED OCTOBER 31,

2005 - A	$11.18	$0.74	$1.00	$1.74	$(0.64)	$(0.53)	$(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

2004 - A	10.22	0.59	0.97	1.56	(0.57)	(0.03)	(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)
FOR THE PERIOD ENDED OCTOBER 31,

2003 - A (commenced August 29, 2003)	10.00	0.08	0.26	0.34	(0.12)	—	(0.12)
2003 - Institutional (commenced August 29, 2003)	10.00	0.11	0.24	0.35	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$11.75	16.48%	$34,327	1.26%	6.13%	1.82%	5.57%	207%
11.76	17.01	40,962	0.88	6.58	1.52	5.94	207

11.18	15.78	5,411	1.28	5.43	3.09	3.62	273
11.19	16.22	20,387	0.88	5.90	2.57	4.21	273

10.22	3.36	1,088	1.28 (c)	5.35 (c)	5.53 (c)	1.10 (c)	49
10.23	3.52	11,688	0.88 (c)	5.96 (c)	4.88 (c)	1.96 (c)	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund and Goldman Sachs Emerging Markets Debt Fund (three of the funds comprising the Goldman Sachs Trust) (the “Funds”), as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund and Goldman Sachs Emerging Markets Debt Fund at October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

        GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2005

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Income Fund				High Yield Fund				Emerging Markets Debt Fund

				Expenses				Expenses			Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending	Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account	6 months
	Value	Value		ended	Value	Value		ended	Value	Value	ended
Share Class	5/1/05	10/31/05		10/31/05*	5/1/05	10/31/05		10/31/05*	5/1/05	10/31/05	10/31/05*

Class A
Actual	$1,000	$1,014.20		$5.45	$1,000	$1,039.60		$5.86	$1,000	$1,105.30	$6.65
Hypothetical 5% return	1,000	1,019.80	+	5.46	1,000	1,019.46	+	5.80	1,000	1,018.89 +	6.37

Class B
Actual	1,000	1,010.40		9.24	1,000	1,035.70		9.70	N/A	N/A	N/A
Hypothetical 5% return	1,000	1,016.02	+	9.26	1,000	1,015.68	+	9.60	N/A	N/A	N/A

Class C
Actual	1,000	1,010.40		9.24	1,000	1,035.70		9.69	N/A	N/A	N/A
Hypothetical 5% return	1,000	1,016.02	+	9.26	1,000	1,015.69	+	9.60	N/A	N/A	N/A

Institutional
Actual	1,000	1,015.40		3.53	1,000	1,041.50		3.92	1,000	1,108.20	4.66
Hypothetical 5% return	1,000	1,021.71	+	3.54	1,000	1,021.37	+	3.88	1,000	1,020.79 +	4.46

Service
Actual	1,000	1,013.60		6.05	1,000	1,036.30		6.47	N/A	N/A	N/A
Hypothetical 5% return	1,000	1,019.20	+	6.06	1,000	1,018.85	+	6.41	N/A	N/A	N/A

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Global Income Fund	1.07%	1.82%	1.82%	0.69%	1.19%
High Yield Fund	1.14	1.89	1.89	0.76	1.26
Emerging Markets Debt Fund	1.25	N/A	N/A	0.88	N/A

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (the “Investment Advisers”) for the Funds.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ management fee arrangements; (b) the Investment Advisers’ voluntary undertakings to reimburse certain expenses of the Funds that exceed specified levels; (c) the Investment Advisers’ potential economies of scale and a proposal to implement breakpoints for the fees payable by the Funds under the Management Agreement; (d) the relative expense levels of the Funds; (e) the Investment Advisers’ profitability with respect to the Trust and the Funds; (f) the quality of the services provided to the Funds; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Funds’ investment performance; (b) the quality of the Investment Advisers’ services; (c) the structure, staff and capabilities of the Investment Advisers and their portfolio management teams; (d) the groups within the Investment Advisers that support the portfolio management teams, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Advisers’ business continuity and disaster recovery planning; (f) the Investment Advisers’ financial resources and their ability to hire and retain talented personnel; (g) the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, distribution and other services; (h) the fees charged by the Investment Advisers to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Advisers of the Funds’ other service providers; and (k) the Investment Advisers’ trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Funds, the Funds’ expense trends over time, and the proposed breakpoints in the contractual fee rates under the Management Agreement.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In addition, information was provided to the Trustees relating to revenue sharing by the Investment Advisers, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Advisers present.

     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Advisers’ investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds’ transfer agent and distributor. In addition, affiliates of the Investment Advisers may receive compensation in connection with the execution of Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Advisers were both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Advisers had made significant commitments to address new regulatory compliance requirements applicable to the Funds and the Investment Advisers, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Advisers. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, this information on the Funds’ investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives, policies and credit and duration parameters, as well as in light of periodic analyses of their respective risk profiles. The Trustees believed that the Funds had been providing competitive performance for long-term investors. In this connection the Trustees considered the effect on investment performance of the Global Income Fund’s U.S. dollar hedging practices.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, information on the services rendered by the Investment Advisers to the Funds, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Funds.

     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (or, if shorter, life of Fund) history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. In addition, the Trustees noted the Investment Advisers’ voluntary undertakings to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.
     The Board of Trustees also considered the reduction in the contractual fee rate payable by the Global Income Fund under the Management Agreement that was approved by the Trustees in May 2004, and the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that were proposed for approval at the Annual Contract Meeting. At the Annual Contract Meeting the Board approved the implementation of breakpoints in the Funds’ contractual management fee rates at the following annual percentages of the average daily net assets of the respective Funds:

		Emerging
	High Yield	Markets
	Fund	Debt Fund

Up to $2 billion	0.70%	0.80%

Over $2 billion	0.63	0.72

Global Income
Fund

Up to $1 billion	0.65%

Next $1 billion	0.59

Over $2 billion	0.56

The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.

     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Advisers’ potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Advisers with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

     The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from the Funds as stated above, including the fees received by them for transfer agency, distribution and brokerage services. In this connection, the Trustees considered the reduction in transfer agency fees for Class A, Class B and Class C shares of the Funds that was approved at the Annual Contract Meeting. In addition, the Trustees reviewed the Investment Advisers’ pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.

     After deliberation, the Trustees concluded that the management fees paid by Funds were reasonable in light of the services provided by the Investment Advisers, their costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2004); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors— III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present) and Trustee Emeriti, Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies)	72	Lawson Products Inc. (distributor of industrial products).

Trustees and Officers
Independent Trustees (Unaudited) (continued)

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Supplemental Proxy Information (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of The Goldman Sachs Trust (the “Trust”) was held on Tuesday, September 6, 2005 at 10:00 a.m. Eastern time, at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005. The Meeting was held for the following purpose:

To approve a change in the sub-classification of the Goldman Sachs Emerging Markets Debt Fund under the Investment Company Act of 1940 from a diversified company to a non-diversified company and the elimination of a related investment limitation.

The result of the proxy solicitation on the above matter was as follows:

	For the	Against the
	Resolution	Resolution	Abstain

Approval of a Change in the Sub-classification of the Emerging Markets Debt Fund to a Diversified Company.	2,419,994	73,125	70,112

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Special Focus Fixed Income Funds Tax Information (unaudited)

For the year ended October 31, 2005, 0.53% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2005, 0.61% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE Goldman Sachs Funds Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $501.9 billion in assets under mana gement as of September 30, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers. THE GOLDMAN SACHS ADVANTAGE Our goal is to deliver: GOLDMAN SACHS FUNDS Strong, Consistent Investment Results Global Resources and Global Research Team Approach Disciplined Processes Innovative, Value-Added Investment Products Thoughtful Solutions Risk Management Outstanding Client Service Dedicated Service Teams Excellence and Integrity In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations. INTERNATIONAL EQUITY DOMESTIC EQUITY FIXED INCOME MONEY MARKET Lower Risk/Return Higher Risk/Return ASSET ALLOCATION PORTFOLIOS SPECIALTY International Equity Funds Asia Growth Fund2 Emerging Markets Equity Fund International Growth Opportunities Fund2 Japanese Equity Fund European Equity Fund International Equity Fund CORESM International Equity Fund2 Domestic Equity Funds Small Cap Value Fund CORESM Small Cap Equity Fund2 Small/Mid Cap Growth Fund Mid Cap Value Fund Concentrated Growth Fund Growth Opportunities Fund Research Select FundSM Strategic Growth Fund Capital Growth Fund Large Cap Value Fund Growth and Income Fund CORESM Large Cap Growth Fund2 CORESM Large Cap Value Fund2 CORESM U.S. Equity Fund2 Asset Allocation Funds Balanced Fund Asset Allocation Portfolios Specialty Funds Tollkeeper FundSM Tax-Managed Equity Fund2 U.S. Equity Dividend and P remium Fund Real Estate Securities Fund Fixed Income Funds Emerging Markets Debt Fund High Yield Fund High Yield Municipal Fund Global Income Fund Investment Grade Credit Fund Core Fixed Income Fund Government Income Fund U.S. Mortgages Fund Municipal Income Fund California Intermediate AMT-Free Fund3 New York Intermediate AMT-Free Fund3 Short Duration Tax-Free Fund Short Duration Government Fund Ultra-Short Duration Government Fund Enhanced Income Fund Money Market Funds1 1 An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. 2 Effective December 30, 2005, the Asia Growth Fund will be renamed the Asia Equity Fund and the International Growth Opportunities Fund will be renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds will be renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value and Structured U.S. Equity Funds. 3 The Fund commenced operations on November 1, 2005. The Goldman Sachs Research Select FundSM, Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.< /TD>

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEE`S OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SAC HS INTERNATIONAL Distributor and Transfer Agent Christchurch Court 10-15 Newgate Street GOLDMAN SACHS ASSETMANAGEMENT, L.P. London, England EC1 A7HD Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions a nd expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters o f each fiscal year on Form N-Q. Beginning the fiscal quarter ended January 31, 2005 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s en tire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and ot her information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: December 30, 2005 / 05-2038 SFFIAR /59.0K / 12-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2005	2004	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$762,000	$701,500	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$427,000	$447,000	Financial statement audits
Audit-Related Fees:
•PwC	$227,400	$198,800	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$176,800	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			registrant’s tax returns
•E&Y	$84,850	$84,850	Tax compliance services provided
			in connection with the
			preparation and review of the
			registrant's tax returns
All Other Fees:
•E&Y	$0	$10,000	Research and discussion on
			amortization methodologies

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2005	2004	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$683,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$18,325	$0	Audit related time borne by the funds’ adviser
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$0	$16,000	Review of form N-14 for
			purposes of consent issuance
•E&Y	$0	$18,000	Review of Form N-14 for
			purposes of consent issuance.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended October 31, 2005 and October 31, 2004 were approximately $404,200 and $374,700, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 28, 2004 and November 29, 2003 were approximately $3.9 million and $4.2 million, respectively.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended October 31, 2005 and October 31, 2004 were approximately $84,850 and $94,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	During the filing period of this report, the Registrant enhanced its security processing and reconciliation controls over certain complex instruments. Fund management has disclosed these matters with the Registrant’s Audit Committee and auditors.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: December 29, 2005

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: December 29, 2005